This CD ROM contains an electronic version of appraisals for the Mortgaged Properties in PDF format and forms part of the paper version of the Prospectus Supplement. The information contained in this CD ROM does not appear elsewhere in paper form in this Prospectus Supplement and must be considered as part of, and together with, the information contained elsewhere in this Prospectus Supplement and the Prospectus. The information contained in this CD ROM has been filed by the Seller with the Securities and Exchange Commission as part of a Current Report on Form 8-K, which is incorporated by reference in this Prospectus Supplement, and is also available through the public reference branch of the Securities and Exchange Commission. Defined terms used in this CD ROM but not otherwise defined therein shall have the respective meanings assigned to them in the paper portion of the Prospectus Supplement and the Prospectus. All of the information contained in this CD ROM is subject to the same limitations and qualifications contained in this Prospectus Supplement and the Prospectus. Prospective investors are strongly urged to read the paper portion of this Prospectus Supplement and the Prospectus in its entirety prior to accessing this CD ROM. If this CD ROM was not received in a sealed package, there can be no assurances that it remains in its original format and should not be relied upon for any purpose. Prospective investors may contact J. Theodore Borter of Goldman, Sachs Co. at (212)902-3857 to receive an original copy of the CD ROM.

               COMPLETE APPRAISAL OF
               REAL PROPERTY

               North Ranch Plaza
               Southwest Corner of Lindero Canyon Road
               & Kanan Road
               Thousand Oaks, Ventura County, California


                                    CUSHMAN &
                                  WAKEFIELD(R)
                          ---------------------------
                          VALUATION ADVISORY SERVICES
                          ---------------------------

               ------------------------------------------------

               COMPLETE APPRAISAL OF
               REAL PROPERTY

               North Ranch Plaza
               Southwest Corner of Lindero Canyon Road
               & Kanan Road
               Thousand Oaks, Ventura County, California

               ------------------------------------------------



               IN A SUMMARY REPORT

               As of July 27, 1996



               Prepared For

               GMAC Commercial Mortgage Corporation
               650 Dresher Road
               Horsham, PA 19044-8015



               Prepared By:

               Cushman & Wakefield of California, Inc.
               Valuation Advisory Services
               555 South Flower Street, Suite 4200
               Los Angeles, California 90071


                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

Cushman & Wakefield of California, Inc.
555 South Flower Street, Suite 4200                           CUSHMAN &
Los Angeles, CA 90071-2418                                    WAKEFIELD (R)
Tel: (213) 955-5100                                  A ROCKEFELLER GROUP COMPANY
Fax: (213) 627-4044


                                    RECEIVED
                                  AUG 12 1996
                               I.P.L. DEPARTMENT


August 9, 1996


Mr. Dan Kesich
GMAC MORTGAGE CORPORATION
650 Dresher Road
Horsham, PA 19044-8015

RE: Appraisal of Real Property
    North Ranch Plaza
    SWC Lindero Canyon Road &
    Kanan Road
    Thousand Oaks, Ventura County, California

Dear Mr. Kesich:

     In fulfillment of our agreement as outlined in the Letter of Engagement, Cushman & Wakefield of California, Inc. is pleased to transmit our summary report estimating the market value of the referenced property.

     Thank you for the opportunity to be of service.


Respectfully submitted,


CUSHMAN & WAKEFIELD (R) OF CALIFORNIA, INC.


/s/  Craig D. Tilson
     ----------------------
     Craig D. Tilson, MAI
     Associate Director



cc: Alana Heaton

Cushman & Wakefield of California, Inc.
555 South Flower Street, Suite 4200                           CUSHMAN &
Los Angeles, CA 90071-2418                                    WAKEFIELD (R)
Tel: (213) 955-5100                                  A ROCKEFELLER GROUP COMPANY
Fax: (213) 627-4044




August 2, 1996

Ms. Avis Tsuya
Senior Underwriter
GMAC COMMERCIAL MORTGAGE CORPORATION
650 Dresher Road
Horsham, PA 19044-8015

RE:  Appraisal of Real Property
     North Ranch Plaza
     SWC Lindero Canyon Road &
     Kanan Road
     Thousand Oaks, Ventura County, California

Dear Ms. Tsuya:

     In fulfillment of our agreement as outlined in the Letter of Engagement, Cushman & Wakefield of California, Inc. is pleased to transmit our summary report estimating the market value of the leased fee estate in the referenced property.

     As specified in the Letter of Engagement, the value opinion reported below is qualified by certain assumptions, limiting conditions, certifications, and definitions, which are set forth in the report. We specifically call your attention to the following special assumptions:

     1) Building areas were taken from a current rent roll and lease abstracts. We were not provided with building plans or actual leases.

Ms. Avis Tsuya
Page 2
August 2, 1996


     This is a complete appraisal prepared in accordance with the Uniform Standards of Professional Appraisal Practice of The Appraisal Foundation. The results of the appraisal are being conveyed in a Summary report according to our agreement. Because this is a summary report, the level of detail of presentation is less than that found in a self-contained report.

     This report was prepared for GMAC Commercial Mortgage Corporation and it is intended only for the specified use of said Client. It may not be distributed to or relied upon by other persons or entities without written permission of the Appraiser.

     The property was inspected by and the report was prepared by Craig D. Tilson, MAI.

     As a result of our analysis, we have formed an opinion that the market value of the leased fee estate in the subject property, subject to the assumptions, limiting conditions, certifications, and definitions, as of July 27, 1996 was:

                    TEN MILLION FIVE HUNDRED THOUSAND DOLLARS
                                   $10,500,000

     The preceding estimate of market value are based upon a forecasted marketing period of approximately six to nine months, which we believe (through a review of recent sale activity, as well as with conversations with local investment brokers) is reasonably representative for this product type.

     This letter is invalid as an opinion of value if detached from the report, which contains the text, exhibits, and an Addenda.

Respectfully submitted,


CUSHMAN & WAKEFIELD (R) OF CALIFORNIA, INC.


/s/  Craig D. Tilson
     ----------------------
     Craig D. Tilson, MAI
     Associate Director
     Valuation Advisory Services
     Certification No. AGO03733


                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                   SUMMARY OF SALIENT FACTS AND CONCLUSIONS
================================================================================

Property Name:                            North Ranch Plaza

Location:                                 The subject property is located at the
                                          southwest corner of Lindero Canyon
                                          Road and Kanan Road. The street
                                          address is 1125 to 1165 Lindero Canyon
                                          Road, Thousand Oaks, Ventura County,
                                          California.

Ventura County Assessor's
    Parcel Nos.:                          689-470-03, 04, 05, 06 and 07

Interest Appraised:                       Leased fee estate

Date of Value:                            July 27, 1996

Date of Inspection:                       July 27, 1996

Ownership:                                J.E. Robert Company, or nominee

Land Area:                                8.10 acres

1995-96 Property Assessment

    Land:                                 $ 4,418,738
    Building:                             $ 6,208,357
                                          -----------
    Total:                                $10,627,095

1995-96 Ad Valorem Taxes:                 $111,346

Zoning:                                   RPD 1.5, Residential (Specific Plan:
                                          Commercial)

Highest and Best Use
    If Vacant:                            Commercial retail development

    As Improved:                          As developed, with a multi-tenant
                                          shopping center


                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                   Summary of Salient Facts and Conclusions
================================================================================

Improvements
    Type: A one-story neighborhood shopping center of concrete construction, plus an adjacent surface parking lot and related site improvements. The exterior of the four buildings is stucco and wood siding.

    Year Built:                           1991

    Size
      Gross Leasable Area:                62,982 square feet

    Condition:                            Good

Operating Data and Forecasts
    Current Occupancy:                    96%

    Forecasted Average Occupancy:         94%

    Average Annual Rental Rate
      Actual:                             $18.52 per square foot

      Forecasted
        In-line Space:                    $18.00 per square foot
        Rear Space:                       $14.40 per square foot
        End Space:                        $21.00 per square foot
        Pad Space:                        $24.00 per square foot

    Operating Expenses
      Last Full Year (1995):              $5.74 per square foot
      Budget (1996):                      $5.42 per square foot
      Forecasted (Fiscal 1997):           $5.57 per square foot

Value Indicators
    Sales Comparison Approach:            $10,100,000 ($160.00 per square foot)

    Income Approach:                      $10,700,000 ($169.89 per square foot)


                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                   Summary of Salient Facts and Conclusions
================================================================================

Discounted Cash Flow Assumptions
    Market Rental Growth Rate
      1997:                               2.0%
      Thereafter                          3.5%

    Expense Growth Rates
      Taxes:                              2.0%
      All others:                         3.5%
    Credit Loss Allowance:                2.0%
    Projected Term of Future Leases:      5 years
    Vacancy Between Tenants               7 months
    Renewal Probability:                  60%
    Tenant Improvements
      New Tenants:                        $2.00 per square foot
        Renewal Tenants:                  None
      Commission Expense (Weighted
        Average):                         3.5%
    Terminal Capitalization Rate:         10.75%
    Cost of Sale at Reversion:            3.0%
    Discount Rate:                        12.5%
    Implicit Year 1 Overall
      Capitalization Rate,                10.4%

Value Conclusion
    As Is Value Estimate:                 $10,500,000

Resulting Indicators
    Going-In Capitalization Rate
      (Overall Capitalization Rate):      10.6%

    Price Per Square Foot
      (Rentable Area):                    $166.71

Estimated Marketing Time:                 6 to 9 months

Special Assumption:

                                             1) Building areas were obtained
                                             from a current rent roll and lease
                                             abstracts. We were not provided
                                             with building plans or actual
                                             leases.

                                             2) Tenant retail sales levels were
                                             requested but not provided.


                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                          TABLE OF CONTENTS
================================================================================

                                                                            Page

PHOTOGRAPHS OF THE SUBJECT PROPERTY .......................................    1

INTRODUCTION ..............................................................    4
  Identification of Property ..............................................    4
  Property Ownership and Recent History ...................................    4
  Purpose and Function of the Appraisal ...................................    4
  Extent of the Appraisal Process .........................................    4
  Date of Value and Property Inspection ...................................    5
  Property Rights Appraised ...............................................    5
  Definitions of Value, Interest Appraised, and Other Pertinent Terms .....    5
  Legal Description .......................................................    6

NEIGHBORHOOD ANALYSIS .....................................................    7

MARKET ANALYSIS ...........................................................   11

PROPERTY DESCRIPTION ......................................................   16
  Site Description ........................................................   16
  Improvements Description ................................................   16

REAL PROPERTY TAXES AND ASSESSMENTS .......................................   17

ZONING ....................................................................   18

HIGHEST AND BEST USE ......................................................   19

VALUATION PROCESS .........................................................   21

SALES COMPARISON APPROACH .................................................   23

INCOME APPROACH ...........................................................   27

RECONCILIATION AND FINAL ESTIMATE OF VALUE ................................   37

ASSUMPTIONS AND LIMITING CONDITIONS .......................................   39

CERTIFICATION OF APPRAISAL ................................................   41


                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                          Table of Contents
================================================================================

ADDENDA ...................................................................   42

  Cushman & Wakefield Investor Survey
  Qualifications of Craig D. Tilson


                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                               INTRODUCTION
================================================================================

Identification of Property

     The subject property, which is known as North Ranch Plaza, is a one-story, neighborhood shopping center containing 62,982 square feet of gross leasable area. The four buildings are situated on an 8.10-acre tract of land that is located at the southwest corner of Lindero Canyon Road and Kanan Road. The common address is 1125 through 1165 Lindero Canyon Road, Thousand Oaks, Ventura County, California. The center was constructed in 1991 and is 96 percent occupied by 24 tenants as of the appraisal date. Not included in this appraisal are the Vons Pavilions anchor supermarket and a proposed World Savings pad site, both of which are under separate ownership.

Property Ownership and Recent History

     Ownership of the property was vested in El Paseo Associates, an affiliate of IDM Development. In September 1987, El Paseo Associates acquired the underlying subject site. Terms of the acquisition were not disclosed. El Paseo/IDM subsequently developed the shopping center in 1991. In 1994, a notice of Trustee's Sale was recorded. On February 26, 1996, a pad site (Parcel 2) within the center containing 32,670 square feet was sold to World Savings Bank for a reported $675,000 ($20.66 per square foot).

     During July 1996, the subject was reportedly foreclosed upon by the J.E. Robert Company or affiliate, although we were unable to document this transfer through First American Title Company. To the best of our knowledge, the property is not currently being offered for sale, nor have there have been any other open market ownership transfers during the past three years.

Purpose and Function of the Appraisal

     The purpose of the appraisal is to provide an estimate of market value of the leased fee estate in the property. The function of this report is to assist GMAC Commercial Mortgage Corporation in an evaluation of the property for loan underwriting purposes.

Extent of the Appraisal Process

     In the process of preparing this appraisal, we:

     o Inspected the exterior of the building and site improvements and a representative sample of tenant spaces;

     o Reviewed the rent roll, lease abstracts, tenant build-out allowances and history of recent rental rates and occupancy with the asset manager;

     o Reviewed a detailed history of the income and expenses and a budget forecast for 1996;

     o Conducted market research into occupancies, asking rents, and operating expenses at competing buildings including interviews with on-site managers and a review of our own data base from previous appraisal files;

     o Conducted market inquiries into recent sales of similar buildings to ascertain the sales prices per square foot, net income multipliers and capitalization


================================================================================

                                      -4-
                                                                       CUSHMAN &
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

                                                               Introduction
================================================================================

          rates. This process involved telephone interviews with sellers, buyers and/or participating brokers; and

     o Prepared Sales Comparison and Income Approaches to value. The Cost Approach was not used.

Date of Value and Property Inspection

     The date of value is July 27, 1996, with the date of our last inspection being the same.

Property Rights Appraised

     We valued the leased fee estate, which in a legal conveyance through sale represents the fee simple title, subject to the existing encumbrances, i.e., the tenant leases, in the improvements and corresponding land area.

Definitions of Value, Interest Appraised, and Other Pertinent Terms

     The definition of market value taken from the Uniform Standards of Professional Appraisal Practice, 1994 Edition, published by The Appraisal Foundation, is as follows:

     The most probable price which a property should bring in a competitive and open market under all conditions requisite to a fair sale, the buyer and seller each acting prudently and knowledgeably, and assuming the price is not affected by undue stimulus. Implicit in this definition is the consummation of a sale as of a specified date and the passing of title from seller to buyer under conditions whereby:

     (1)  Buyer and seller are typically motivated;

     (2) Both parties are well informed or well advised, and acting in what they consider their own best interests;

     (3)  A reasonable time is allowed for exposure in the open market;

     (4) Payment is made in terms of cash in U.S. dollars or in terms of financial arrangements comparable thereto; and

     (5) The price represents the normal consideration for the property sold unaffected by special or creative financing or sales concessions granted by anyone associated with the sale.

     Exposure Time

     Under Paragraph 3 of the Definition of Market Value, the value estimate presumes that A reasonable time is allowed for exposure in the open market. Exposure time is defined as the estimated length of time the property interest being appraised would have been offered on the market prior to the hypothetical consummation of a sale at the market value on the effective date of the appraisal. Exposure time is presumed to precede the effective date of the appraisal.


================================================================================

                                      -5-
                                                                       CUSHMAN &
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                                                     ---------------------------

                                                               Introduction
================================================================================

     Based upon the available sales data in the marketplace, as well as our discussions with market participants, six to nine months would appear to have been reasonably appropriate for the subject property as the date of valuation.

     Definitions of pertinent terms taken from the Dictionary of Real Estate Appraisal, Third Edition (1993), published by The Appraisal Institute, are as follows:

     Fee Simple Estate

     Absolute ownership unencumbered by any other interest or estate, subject only to the limitations imposed by the governmental powers of taxation, eminent domain, police power, and escheat.

     Leased Fee Estate

     An ownership interest held by a landlord with the rights of use and occupancy conveyed by lease to others. The rights of the lessor (the leased fee owner) and the leased fee are specified by contract terms contained within the lease.

     Market Rent

     The rental income that a property would most probably command on the open market; indicated by the current rents paid and asked for comparable space as of the date of the appraisal.

     Cash Equivalent

     A price expressed in terms of cash, as distinguished from a price expressed totally or partly in terms of the face amounts of notes or other securities that cannot be sold at their face amounts.

     Discounted Cash Flow (DCF) Analysis

     The procedure in which a discount rate is applied to a set of projected income streams and a reversion. The analyst specifies the quantity, variability, timing, and duration of the income streams as well as the quantity and timing of the reversion and discounts each to its present value at a specified yield rate. DCF analysis can be applied with any yield capitalization technique and may be performed on either a lease-by-lease or aggregate basis.

Legal Description

     The property, which contains 8.10 acres of land, has a legal description which may be summarized as Parcels 3 through 6, inclusive, as shown on Parcel Map LD-591, in the City Of Thousand Oaks, County of Ventura, State of California, filed in Book 50, Pages 1 and 2 of Parcel Maps in the Office of the County Recorder of said County;

     and Lot 162 to Tract 3507-3, in the City of Thousand Oaks, as per Map recorded in Book 96, Pages 77 through 85, inclusive, of maps, in the office of the County Recorder of said County.


================================================================================

                                      -6-
                                                                       CUSHMAN &
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                                                     ---------------------------

                                                      NEIGHBORHOOD ANALYSIS
================================================================================

Location

     The City of Thousand Oaks is located in the easterly portion of Ventura County, approximately 45 miles west of the Los Angeles Civic Center, 30 miles east of the City of Ventura, 60 miles east of the City of Santa Barbara, ten miles north of the Pacific Ocean, and nine miles south of Simi Valley.

     The city is bordered on the north by Moorpark and unincorporated Ventura County areas; on the south by Lake Sherwood and unincorporated Los Angeles County areas; on the west by Camarillo and unincorporated areas; and on the east by the Cities of Westlake Village, and Agoura Hills, and unincorporated Los Angeles County districts.

     The City of Thousand Oaks is located within the Conejo Valley, a geographic area which includes portions of easterly Ventura County and westerly Los Angeles County. Aside from Thousand Oaks, the Conejo Valley also encompasses the Cities of Westlake Village and Agoura Hills, as well as the unincorporated districts of Newbury Park, Hidden Valley and Lake Sherwood.

Background

     Prior to the late 1950's, the entire area between the San Fernando Valley on the east and the City of Oxnard on the west was primarily undeveloped. The access characteristics of the area at the time were quite poor and, in addition to undeveloped land, the area included a number of agricultural farms.

     Development of the Conejo Valley began in the late 1950's in part as a result of the opening of the Ventura Freeway (U.S. Highway 101) and in part due to westerly growth pressures emanating from the San Fernando Valley. Initial development of the area primarily included single-family residential districts, but also included several pockets of supporting commercial development.

     At the time of the initial development of the Conejo Valley, much of the land was owned by the Janss family, pioneer Southern California developers who master planned their 10,000- acre Conejo Ranch in an effort to create a complete community. The initial master planning of the Conejo Ranch served as the basis for development of the City of Thousand Oaks, as well as other portions of the Conejo Valley.

     Although much of the Cohejo Valley remains unincorporated to this day, the City of Thousand Oaks was incorporated in 1964; Westlake Village was incorporated in 1981; and Agoura Hills in November of 1982. Many of the unincorporated Ventura County areas surrounding Thousand Oaks fall under the planning and zoning jurisdiction of the city.

Population

     According to 1995 figures, Thousand Oaks had a population of 112,600 persons, ranking the city second county-wide behind Oxnard. Thousand Oaks' population grew by 34 percent during the 1980's.


================================================================================

                                      -7-
                                                                       CUSHMAN &
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

                                                      Neighborhood Analysis
================================================================================

     The following chart provides pertinent information relating to historical population levels for Thousand Oaks and Ventura County since 1960.

--------------------------------------------------------------------------------
               Population              %          Population               %
     Year     Thousand Oaks         Change*     Ventura County          Change
     ----     -------------         -------     --------------          ------
--------------------------------------------------------------------------------
     1960         N/A                 N/A           119,138              N/A
     1970         36,334              N/A           376,400              12.2
     1980         77,072              7.8           529,174               3.5
     1985         94,160              4.1           589,500               2.2
     1990        102,795              1.8           668,553               2.5
     1995        112,600              1.8           720,500               1.5

   * Compounded Annual Change


     Given slow economic growth during the 1990's, it is anticipated that future population growth will be continue to be moderate, but at a much lower rate than that experienced during the 1960's and 1970's.

Employment

     The employment base of the Conejo Valley is quite strong, including both manufacturing and non-manufacturing employers. There are over 132 manufacturing firms within the community, with the leading product lines being electronic components and plastics products. Numerous other smaller employers are located in attractive industrial and business parks located throughout the Conejo Valley.

Transportation

     Thousand Oaks and the Conejo Valley are reasonably well located, benefiting from general proximity to metropolitan centers in the Southern California region. The Ventura (U.S. 101) Freeway traverses the Conejo Valley in an east/west direction, connecting it to the Los Angeles metropolitan area on the east, and the Ventura/Oxnard area on the west. The Moorpark (State 23) Freeway extends northerly from the Ventura Freeway connecting Thousand Oaks with the communities of Moorpark, Fillmore and Simi Valley. Both of these freeways interconnect with other highways to provide the Conejo Valley rapid access to the entire Southern California market area.

     Bus lines serving the area include Greyhound West, Commuter Bus Lines, Thousand Oaks/Moorpark Express, and Great American Stageline, Inc. Rail transportation is provided by Southern Pacific and Amtrak, both of which have stops in nearby Oxnard. Overnight trucking is provided by six major truck lines and numerous smaller independent truck lines. Commuter airline transportation is provided by Wings West Airlines which operates out of Oxnard Airport. The Ventura County Airport and Camarillo Airport are smaller facilities designed for small craft


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                                      -8-
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

                                                      Neighborhood Analysis
================================================================================

operations. The nearest major airport facility is the Burbank/Pasadena/Glendale Airport, located approximately 35 miles to the east, while Los Angeles International Airport is located approximately 45 miles to the southeast.

Community Facilities

     The City of Thousand Oaks operates under a council/manager form of government with an elected part-time city council, and a full-time city manager. The city operates its own building, planning, public works and parks and recreation departments.

     Police protection is provided by the Ventura County Sheriff's Department on a contract basis. Seventy-one sworn officers are assigned to the City of Thousand Oaks and provide such local services as patrol, investigation, traffic enforcement, youth services, computer crime analysis, narcotics, and an active crime prevention program.

     Fire protection is provided by Battalion 3 of the Ventura County Fire Department. The fire department maintains six stations within the Conejo Valley and has a compliment of 66 regular firefighters, 40 reserve fire-fighters, and a headquarters staff of four.

     The Conejo Unified School District services Thousand Oaks and surrounding unincorporated areas operating 18 elementary schools, four intermediate schools, four public high schools, one special education school, and a junior college. Additionally, the city includes three private high schools and California Lutheran College, a private four-year institution.

     Additional facilities serving the community include two libraries, 13 theaters, four golf courses, 31 parks, 64 churches, two daily newspapers, two weekly newspapers, and two radio stations.

Surroundings

     The subject is located at the southwest corner of Lindero Canyon Road and Kanan Road, in the northeastern portion of the City of Thousand Oaks. This location is within the newer Oak Park area of Thousand Oaks, which consists largely of newer, above average single family residences.

     The access characteristics of the property are considered good, via both freeways and surface arterials. The Ventura (101) Freeway, located two and one-half miles south of the property, is the major east/west freeway serving the Conejo Valley and connecting it with the San Fernando Valley and Los Angeles to the east, as well as Camarillo, Oxnard, Ventura and Santa Barbara to the west. Lindero Canyon Road, which provides full on- and off- ramps at its intersection with the Ventura Freeway, is a north/south arterial which extends from the subject property, south of the Ventura Freeway to Agoura in Los Angeles County. The intersection of Lindero Canyon Road and Kanan Road is signalized.

     The east side of Lindero Canyon Road, directly across from the subject, is improved with the Oak Park shopping center, including a Ralphs supermarket and Thrifty drug store. Immediate surroundings are primarily newer single family homes with some multiple residential dwellings.


================================================================================

                                      -9-
                                                                       CUSHMAN &
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                                                      Neighborhood Analysis
================================================================================

Conclusions

     The subject enjoys locational characteristics within the vibrant Conejo Valley. The property is located in a newer area, and is designed to serve the local Oak Park and North Ranch neighborhoods of Thousand Oaks.

     The Thousand Oaks/Conejo Valley area is a desirable Southern California suburban district which provides attractive residential neighborhoods, ample supporting commercial/retail facilities, a sound employment base, fine recreational amenities, and adequate community services. Outlying areas within the community are still in a developing stage of their life cycle.


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                                                                       CUSHMAN &
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

                                                            MARKET ANALYSIS
================================================================================

Trade Area Market Potential

     The drawing power of a retail center of the subject's size is fundamentally related to the strength of the anchor tenants and the compatibility and type of complimentary satellite tenancies, as well as the relative proximity of competitive centers offering comparable goods and services.

     In order to define and analyze the subject property's market potential, it is important to first establish the boundaries of the primary and secondary trade areas from which the subject draws its customers. As a neighborhood center, the subject's competition comes in the form of other neighborhood and community centers.

     Traditionally, a neighborhood center's sales are primarily generated from within its primary trade area which is typically within reasonably close geographic proximity to the store itself. The secondary trade area generally refers to more outlying areas which provide less frequent customers to the center. Residents within the secondary trade area would be more likely to shop closer to home due to time and travel constraints.

     Once the trade area is defined, the area's demographics and economic profile can be analyzed. With the assistance of data provided by National Decision Systems, we analyzed the subject's market area. It is difficult to quantify the precise extent of the subject's trade area, but based on the subject's tenant mix, size, and availability of similar stores and services in the surrounding areas, we consider a one- to three-mile trade area to be most relevant for this analysis. The subject's primary anchor is Pavilions supermarket. Additionally, there is a Lampost Pizza restaurant, Baskin Robbins and Bank of America branch. Although some of these tenants can attract clientele from a larger, secondary radius, the services are duplicated along other commercial corridors within roughly one to three miles from the subject.

Population

     According the data furnished by Equifax National Decision Systems (ENDS) on the facing page, the total 1996 population within a three-mile radius of the subject is 40,458. This data indicates that the population within this market area has increased 15.6% since 1990. Further population growth is projected through 2001.

     The number of households in the subject market area is also an important consideration. A household consists of all the people occupying a single housing unit. While individual members of a household purchase goods and services, these purchases actually reflect household needs and decisions. Thus the household is a critical unit to be considered when reviewing market data and forming conclusions about the trade areas as it impacts the retail center.

     According to ENDS, the primary trade area added 1,988 households between 1990 and 1996, an increase of 16.9 percent to 13,785 units. This increase represents a 2.6 percent compounded annual growth rate. While this increase is more rapid than the general population growth, the growth rate has slowed since the 1980's, due primarily to the recession occurring during the early 1990's. Nevertheless, the number of households is expected to continue to increase by
2.1 percent compounded annually through 2001.


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                                      -11-
                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                            Market Analysis
================================================================================

Trade Area Income

     The 1996 estimated median household income is a significant $81,714 for the three-mile area surrounding the subject. As shown on the previous chart, median household incomes cluster from $50,000 to over $150,000 within the immediate subject neighborhood. In fact, over 50 percent of the households in the primary trade area earn more than $75,000 per year. Thus, the data suggests that the subject center is located in a growing, relatively affluent community. These demographics suggest that the subject area has a high concentration of purchasing power which should in turn have a positive impact on retail sales.

Retail Sales

     In the analysis of a retail property, levels of income and purchasing power must be compared with actual retail sales in order to clearly ascertain the dynamics of the marketplace. The following table summarizes retail sales in Ventura County and Thousand Oaks:

                             Trends in Retail Sales
                                 (in thousands)

                Year              Ventura County                  Thousand Oaks
                ----              --------------                  -------------
                1989              3,934,995                         953,735
                1990              3,959,479                         954,928
                1991              3,835,101                         962,522
                1992              3,891,962                       1,011,261
                1993              3,913,054                       1,034,418
                1994              4,336,652                       1,205,733
                1995*             4,479,365                       1,250,960

Compound Annual Growth            2.2%                            4.6%

* Estimated


     According to the above data, retail sales within Ventura County and Thousand Oaks have grown since 1989 at compound annual rates of 2.2 percent and
4.6 percent, respectively. These figures were negatively impacted by the recession which affected the area during the early 1990's. The rate of growth in the county versus the city indicate that sales growth in Thousand Oaks is ahead of that of the county. The figures for the past two years, in particular, bode well for the subject market.

Subject Market Potential

     Although the Conejo Valley was originally developed as a residential suburb, it has matured to a level where it currently contains sufficient commercial and retail facilities to satisfy the majority of its residents. Included within the valley are older strip retail districts, numerous neighborhood shopping centers, community centers, and a regional shopping center.

     The subject is currently configured for 26 tenants. The character of the subject center is dictated to a large degree by the image of the major tenant adjacent, Pavilions, an upscale


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                                      -12-
                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                            Market Analysis
================================================================================

supermarket. In addition to Pavilions, other national or regional credit tenants include Bank of America, Baskin Robbins, Lampost Pizza and Prudential Realty. World Savings plans to construct a branch office on its pad site within the center. The subject center is one of the newest in the area, constructed in 1991. Many of the tenants within this center are oriented toward local residents. Given current economic conditions and the strong appeal of the subject anchor tenant, the current use of the subject property is a highly appropriate use for the site.

Competitive Supply

     The chart on the following page summarizes the primary existing competitive shopping centers in Thousand Oaks within roughly three miles of the subject property. The competitive centers (excluding the subject) have a combined rentable area of 586,585 square feet, range in size from 57,822 to 184,476 square feet, and are 94 to 99 percent occupied. The centers are described below.

     Item 1, Oak Park Shopping Center, is a neighborhood shopping center located immediately across from the subject. The center is currently anchored by Ralphs supermarket and Thrifty Drugs. Additional tenants include Blockbuster Video and El Pollo Loco fast food restaurant. Its location is considered comparable to that of the subject, as is the center's design. However, its tenant mix generates higher traffic than the subject's. The center is in good condition and is 95 percent occupied with rents approaching $27.00 per square foot annually.

     Item 2 is located at Thousand Oaks Boulevard and Westlake Boulevard, near the Ventura Freeway. General surroundings are more established than those of the subject. This center is also in good condition and anchored by Ralphs, Thrifty, as well as a Trader Joes specialty market. Asking rents for this premier center range from $24.00 to $39.00, and this center is also 99 percent occupied.

     Item 3, Northstar Plaza, is a recently renovated "village" unanchored center included due to its nearby location on Thousand Oaks Boulevard. The center currently enjoys high occupancy at 94 percent. Its location and condition are generally comparable features of comparison, although its mix of retail and office tenants is inferior.

     Item 4 represents the Park Oaks shopping center. This center is older and has not been renovated. Nevertheless this center enjoys 95 percent occupancy currently, signifying a strong local retail market. We note that occupancy is down from 98 percent over the past four years. This center is afforded major tenants including Vons, Clothestime, and Melody Theaters. The center also benefits from national tenants including Radio Shack and McDonald's on a front pad. Its rent levels are near the low end of the range, from $12.00 to $16.68 per square foot.

     Item 5, Oakbrook Plaza, has excellent freeway access off the Moorpark (23) Freeway, but is located in an older area. This center was constructed in 1986 and is in good condition. Major tenants include Albertsons and Long's Drugs. Due in part to the desirable condition of the center, occupancy is currently 99 percent. Its rent levels are at the low end of the range, from $12.00 to $15.60 per square foot.


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                                      -13-
                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                            Market Analysis
================================================================================

                       Retail Rental and Occupancy Survey
                            Thousand Oaks, California
                                   (July 1996)

====================================================================================================================================
                                                       Size      Available              Annual Rent        Anchor        Annual CAM
 Item No.  Name/Location                  Year Built   (SF)      Space (SF)  Occupancy   PSF (NNN)         Tenant        Charges PSF
------------------------------------------------------------------------------------------------------------------------------------
    1      Oak Park Shopping Center       1990's       122,287      5,800       95%        $27.00       Ralphs, Thrifty     $4.20
           SEC Lindero Canyon Road &                                                                         Drugs,
           Kanan Road                                                                                     Blockbuster
------------------------------------------------------------------------------------------------------------------------------------
    2      North Ranch Mall               1980         184,476      1,200       99%     $24.00-$39.00   Ralphs, Thrifty      N/A
           NWC Westlake Blvd. &           Ren. 1990                                                      Drugs, Trader
           Thousand Oaks Blvd.                                                                               Joes
------------------------------------------------------------------------------------------------------------------------------------
    3      Northstar Plaza                1978          57,822      3,364       94%     $12.60-$18.00        None           $3.00
           1321-1345 E. Thousand Oaks     Ren. 1995
           Boulevard
------------------------------------------------------------------------------------------------------------------------------------
    4      Park Oaks Shopping Center      1960         117,000      5,480       95%     $12.00-$16.68        Vons           $1.92
           NEC Moorpark Road & Janss                                                                      Supermarket,
           Road                                                                                              Melody
                                                                                                            Theaters
------------------------------------------------------------------------------------------------------------------------------------
    5      Oakbrook Plaza                 1986         105,000      1,380       99%     $12.00-$15.60      Albertsons       $4.08
           SEC Avenida de Los Arboles &                                                                   Supermarket,
           Moopark Freeway                                                                                Longs Drugs
------------------------------------------------------------------------------------------------------------------------------------
Subtotal                                               586,585     17,224       97%
------------------------------------------------------------------------------------------------------------------------------------
 Subject   North Ranch Plaza              1991          62,982      2,439       96%                         Pavilions
           SWC Lindero Canyon Road &                                                                       Supermarket
           Kanan Road                                                                                       (adjacent)
------------------------------------------------------------------------------------------------------------------------------------
  Total                                                649,567     19,663       97%
====================================================================================================================================


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                                      -14-
                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                            Market Analysis
================================================================================

     These centers represent the primary competitive supply for the subject development. All are located in Thousand Oaks, north of the Ventura Freeway. As set forth on the preceding summary of competitive supply, the current vacancy level for the combined 649,567 square feet of total retail space, including the subject, is only three percent.

Shopping Centers Planned or Under Construction

     The recent recovery from the recession and the continued population growth within Thousand Oaks point to new development within the market. The most competitive of three new centers will be located on the east side of Lindero Canyon Road, just south of the subject. The 100,000 square foot Costco Center is currently under construction and is reportedly 100 percent pre-leased. In addition to Costco/Price Club, anchor tenants will include Albertsons supermarket and PetSmart.

     Located approximately two and one-half miles southwest is the proposed Promenade of Westlake Village. This proposed center is at the southeast corner of Thousand Oaks Boulevard and Westlake Boulevard, across from the competing North Ranch Mall. Ground breaking has commenced on this 175,000 square foot center which will feature a Bristol Farms specialty market, Cost Plus, Mann 8 Theaters and Barnes & Noble Booksellers.

     Also proposed for Westlake Boulevard near the Ventura Freeway is a home furnishing center to feature Bed Bath & Beyond and Ethan Allen. Finally, we are also aware of the current construction of an Orchard Supply Hardware store adjacent to the Oakbrook Plaza on Avenida de Los Arboles.

     The proposed Costco center on Lindero Canyon Road will provide the most competition within the immediate subject neighborhood. However, the subject Pavilions is an upscale supermarket that will continue to attract upper middle income shoppers to North Ranch Plaza.

Conclusions

     Our investigation uncovered two planned or under construction competitive retail centers within the subjects identified trade area. While brokers and other professionals within the local area indicate that the market slowed during the early 1990's, the outlook over the foreseeable future is positive. Based on the demographic analysis discussed previously and the continued population growth projected by Equifax National Decision Systems, it is logical to assume that the sales volumes and corresponding achievable rental levels for the subject development will increase over the projected holding period.


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                                      -15-
                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                       PROPERTY DESCRIPTION
================================================================================

Site Description

     The subject site is situated at the southwest corner of Lindero Canyon Road and Kanan Road. The common street address is 1125 through 1165 Lindero Canyon Road, Thousand Oaks, Ventura County, California. The site (in total) is irregular in shape and contains 8.10 acres of land area. The topography consists of a level pad area, sloping downward from north to south. We have assumed that the soil's load-bearing capacity is sufficient to support the existing structures. All essential utilities including electricity, water, sewer, and telephone are currently serving the site.

     According to Community Panel No. 060422 0020A, effective September 29, 1978, the subject property appears to be situated in Zone C, an area designated as being outside of the floodplain.

Improvements Description

     The North Ranch Plaza consists of four, one-story shopping center buildings containing 62,982 gross leasable square feet. Not included in this figure is an adjacent Pavilions supermarket of 50,970 square feet under separate ownership. The property was constructed in 1991 and is currently 96 percent occupied by 24 tenants.

     Construction is typical with steel-reinforced concrete and stucco with wood siding exterior walls. Each tenancy is heated and cooled with roof-mounted HVAC systems. Plumbing and electrical is assumed to meet required building codes. The property has fire sprinklers.

     The subject has ample asphalt surface parking, and concrete curbs and sidewalks. The site is well landscaped with trees, ground cover, ornamental shrubs and plants located along the street frontage, around the building and in the parking lot.

     We have specifically assumed that the property complies with the Americans With Disabilities Act, and that potentially hazardous materials have not been used in the construction or maintenance of the property. Overall, the improvements are in good condition. No evidence of structural damage was observed on our inspection of the improvements. Further, we are not aware of any major items of deferred maintenance.


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                                      -16-
                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                        REAL PROPERTY TAXES AND ASSESSMENTS
================================================================================

     The subject property is under the taxing jurisdictions of the City of Thousand Oaks and Ventura County. Taxes are levied against all real property in this locale for the purpose of providing funding for the various municipalities. The amount of ad valorem taxes is determined by the current assessed value for the property in conjunction with the total combined tax rates of the taxing jurisdiction.

Tax Rates

     The following is a chart displaying the 1995-96 tax rates levied by the above noted taxing jurisdictions:

================================================================================
                      Tax Rates Per $100 of Assessed Value
================================================================================
                                                         1995-96
                                                         Tax Rate
--------------------------------------------------------------------------------
            Total                                        $1.026381
================================================================================

Tax Assessment

     Under the provisions of Article XIIIA of the California Tax and Revenue Code, properties are assessed at their market value as of March 1, 1975, the base year lien date. This value may be increased only two percent per year until the property is sold, substantial new construction occurs, or the property's use changes significantly. In such cases, the property may be reassessed to its market value.

     The subject property's Assessor parcel identification numbers are 689-470-03, 04, 05, 06 and 07. Following is the subject's total current assessment.

================================================================================
                           Property Assessment Summary
================================================================================
                                                          1995-96
================================================================================
            Land                                        $ 4,418,738
            Building                                    $ 6,208,357
--------------------------------------------------------------------------------
            Total                                       $10,627,095
================================================================================
            Taxes                                          $109,074

            Direct Assessments                               $2,272
--------------------------------------------------------------------------------
            Total Taxes                                    $111,346
================================================================================


Ad Valorem Tax Conclusions

     If the property were sold, it would be reassessed according to the Assessor's opinion of its market value, which is the sale price in most cases. Based on the property's appraised value, taxes after sale would equal approximately $107,770 net of direct assessments, as follows.


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                                      -17-
                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                        Real Property Taxes and Assessments
================================================================================

================================================================================
                         Estimated Tax Burden Upon Sale
================================================================================
   $10,500,000      X       $1.026381       +      100       =      $107,770
================================================================================


     Taking into consideration the potential for increases in the assessed value per Proposition 13, we have projected that taxes for the subject property will increase at 2.0 percent annually.


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                                      -18-
                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                                     ZONING
================================================================================

     The subject property is zoned RPD1.5, Residential, under the Zoning Ordinance of the City of Thousand Oaks. However, the subject property's Specific Plan designation is Commercial. The Commercial District was established to provide for professional and service commercial needs. This classification primarily permits retail and office uses. No industrial uses are allowed.

     We were not provided an estimate of total parking spaces; however, based upon our physical inspection and upon conversations with the City of Thousand Oaks, the property appears to be in compliance with the current parking requirements. We are not experts in the interpretation of complex zoning ordinances, but the property appears to be a conforming use based on our review of public information. However, the determination of compliance is beyond the scope of a real estate appraisal.

     We know of no deed restrictions, private or public, that further limit the subject property's use. The research required to determine whether or not such restrictions exist is beyond the scope of this appraisal assignment. Deed restrictions are a legal matter, and only a title examination by an attorney or title company can usually uncover such restrictive covenants. Thus, we recommend a title search to determine if any such restrictions do exist.


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                                                                       CUSHMAN &
                                                                   WAKEFIELD (R)

                                                       HIGHEST AND BEST USE
================================================================================

Highest and Best Use of Site As Though Vacant

     The highest and best use must be (1) legally permissible, (2) physically possible, (3) financially feasible, and (4) maximally productive. The size, shape, and physical attributes of the site are considered sufficient to accommodate most forms of development. Given the existing commercial Specific Plan zoning designation and the surrounding development (which consists of a retail at prominent intersections), some type of commercial use would be most compatible with surrounding development. Further, as discussed in the Market Analysis section of this report, the submarket has continued its recovery with a current occupancy level of approximately 97 percent. Rental rates for this type of space represent the highest rates in the Thousand Oaks area. Further, the retail market is very active from an occupancy and rental rate perspective. Therefore, it is our opinion the highest and best use of the site as vacant is for commercial retail development.

Highest and Best Use, As Improved

     As noted in the Property Description section of this report, the subject site is improved with a 62,982 square foot neighborhood shopping center and related site improvements. Constructed in 1991, the project is in good condition. Further, the design and layout are considered to be functional for its current use.

     The retail submarket in which the subject competes is stable with increasing occupancy levels and rental rates, as will be supported by the data and analysis presented in the balance of this report. Therefore, it is our opinion that the subject property, as improved, is capable of providing an adequate return to the land over the foreseeable future. This conclusion is supported by the data and analysis presented in the balance of this report. For these reasons, it is our opinion that the highest and best use of this site, as improved, is for continued use as a neighborhood shopping center.


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                                      -20-
                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                          VALUATION PROCESS
================================================================================

     In this appraisal, we have used the Sales Comparison Approach and the Income Approach to develop market value estimates for the subject property. Because this is a summary report, the level of detail of presentation is less than that found in a self-contained report.

     We used two approaches in our valuation of the property. The Cost Approach is not considered a relevant valuation method for the subject property. Buyers and sellers within this market do not typically utilize the Cost Approach in their purchase and sale decisions. Further, the age of the improvements requires a large degree of judgment in estimating accrued depreciation, including economic obsolescence. For these reasons, we have not utilized the Cost Approach in this appraisal, as we do not believe it would provide a meaningful indication of value and would not help to support the other approaches to value.

In the Sales Comparison Approach, we performed the following steps:

     o    Investigated the market for recent sales of similar properties.

     o    Analyzed those sales on the basis of the sales price per square foot;
          and

     o Correlated the value indications into a point value estimate from within the range.

In developing the Income Approach we:

     o Studied the rents in effect in this and competing properties to estimate the potential rental income at market levels;

     0 Studied the recent history of operating expenses at this and competing properties to estimate an appropriate level of expenses and reserves for replacement;

     0 Estimated net operating income and cash flow by subtracting the operating, fixed, and other expenses from the effective gross income; and

     0 Prepared a discounted cash flow analysis in which the cash flow and property value at reversion are discounted to an estimate of current market value at a market-derived discount rate. Potential gross revenues are estimated based on a modeling of the actual rents and recovery provisions in effect through the term of existing leases. As the existing leases expire, the space is estimated to rent at the then current market rental rate with appropriate allowances for downtime. Spaces now vacant will be rented at market rates and at the time intervals discussed in the Income Approach section of this report. From potential gross revenues, we subtract vacancy and expenses (operating, fixed, and other) to arrive at an estimate of cash flow over an eleven-year forecast.


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                                      -21-
                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                          Valuation Process
================================================================================

     The appraisal process is concluded by a review and re-examination of each of the approaches to value that have been employed. Consideration is given to the type and reliability of data used, and the applicability of each approach. Finally, the approaches are reconciled and a final value conclusion is estimated.


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                                      -22-
                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                  SALES COMPARISON APPROACH
================================================================================

Methodology

     In the Sales Comparison Approach, we estimated the value by comparing this property with similar, recently sold properties in the surrounding or competing area. Inherent in this approach is the principle of substitution, which holds that when a property is replaceable in the market, its value tends to be set at the cost of acquiring an equally desirable substitute property, assuming that no costly delay is encountered in making the substitution.

     By analyzing sales which qualify as arms-length transactions between willing, knowledgeable buyers and sellers, we can identify value and price trends. The basic steps involved in the application of this approach are:

     (1) researching recent, relevant property sales and current offerings throughout the competitive area;

     (2) selecting and analyzing those properties considered most similar to the subject, considering changes in economic conditions that may have occurred between the sale date and the date of value, and other physical, functional, or locational factors;

     (3) identifying sales which include favorable financing and calculate the cash equivalent price;

     (4) reducing the sale prices to common units of comparison, such as price per square foot of building area;

     (5) making appropriate comparative adjustments to the prices of the comparable properties to relate them to the property appraised; and

     (6) interpreting the adjusted sales data and draw a logical value conclusion.

     In analyzing the leased fee estate (or fee simple estate, subject to the existing building tenant leases), the sale prices inherent in the comparables were reduced to those common units of comparison used to analyze improved properties that are similar to the subject. Of the available units of comparison, the sales price per square foot of net rentable area (used by buyers, sellers, and brokers), as well as the net income per square foot analysis, are the most commonly used measurements to value shopping centers in the marketplace.

     From an appraiser's perspective, the net income per square foot analysis is probably a more discernible indicator of value because it considers the income characteristics which in turn dictate the price per square foot paid. Regardless, both the sales price per square foot and net income per square foot analyses have been used to analyze the subject property.

     The comparable sales had occupancy levels ranging from 88 to 100 percent at the time of sale. On the following page is a summary of recent market data considered to be most indicative of the subject's current market value.


================================================================================

                                      -23-
                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                               [GRAPHIC OMITTED]

                                  [STREET MAP]





                                Comparable Sales


================================================================================

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                  Sales Comparison Approach
================================================================================

     The comparable properties are generally similar from a physical standpoint to the subject, but there are some differences in terms of location, occupancy, and tenant draw. All of the properties have surface parking. Generally speaking, the investment market for this type of product is fairly broad, including national, regional and local investors.

Sales Price Per Square Foot Analysis

     The comparables indicate sales prices ranging from $77.07 to $142.08 per square foot of rentable area on a cash equivalent basis. The prices per square foot are influenced by the differences in location, occupancy levels, character of the tenancies and economics. Nevertheless, it is important to address each property in terms of the conventional sequence of adjustments. Following are those considerations which are relevant to the subject. The first three elements must be considered in advance of applying any other compensating factors to derive value conclusions via the sales price per square foot methodology.

     Property Rights Conveyed

     As shown in the summary table, all of the comparables are encumbered by leases; therefore, the leased fee estate was conveyed in each of these cases. In the final analysis, we have made no adjustments to the comparables for the differences in property rights conveyed.

     Seller Financing/Cash Equivalency

     All of the comparables were sold on the basis of cash to the seller. Thus, we have made no adjustments to the comparables for seller financing.

     Conditions of Sale

     We identified no special motivational conditions concerning the comparables; therefore, no adjustments for conditions of sale were made.

     Other

     Because of the multiple differences inherent in properties with respect to quality and design, location, and, in this case economics, not to mention the quality of the tenant base, mathematical adjustments would be extremely difficult to support.

     In our opinion, Comparable 1-6 is the most similar to the subject in size and net income potential. It is also the most recent sale occurring in May 1996, and bests reflects current market conditions. Nevertheless, its location in Van Nuys has inferior demographics to Thousand Oaks. This comparable sold for $142.08 per square foot. Based upon all of the above data, we believe the value of the subject would be in the range of $150.00 to $160.00 per square foot of rentable area. Thus, our value range by the Sales Price Per Square Foot method is as follows:


================================================================================

                                      -24-
                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                  Sales Comparison Approach
================================================================================

================================================================================
                       Sales Price Per Square Foot Summary
================================================================================
   Rentable Area                Sales Price Per                   Indicated
       (SF)                       Square Foot                       Value
================================================================================
      62,982           X            $150.00            =          $9,447.300

                                   Rounded To:                    $9,400,000

      62,982           X            $160.00            =         $10,077,120

                                   Rounded To:                   $10,100,000
================================================================================


Comparing Properties Based on Net Operating Income per Square Foot

     Another market measure compares the net operating income (NOI) per square foot of the property being appraised with the NOI per square foot of the sales. If the properties are truly comparable in terms of occupancy, operating expense ratio and stability of income stream, then this can be an effective method of analysis. It is, in effect, the same thing as comparing the capitalization rate derived from the sales to the appropriate capitalization rate for the property being appraised. The chart below illustrates this methodology.

================================================================================
                 Comparing Property Based on NOI Per Square Foot
================================================================================
   Sale             NOI/SF             Unadjusted            Adjusted Sales
    No.            Subject        X     Price/SF       =        Price/SF
                   -------
                  Comparable
================================================================================
     1              $17.67        X       $79.05       =         $180.93
                    ------
                    $7.72
--------------------------------------------------------------------------------
     3              $17.67        X      $119.82       =         $191.08
                    ------
                    $11.08
--------------------------------------------------------------------------------
     5              $17.67        X       $77.07       =         $160.59
                    ------
                    $8.48
--------------------------------------------------------------------------------
     6              $17.67        X      $142.08       =         $142.40
                    ------
                    $17.63
================================================================================


     The unadjusted sale prices of the comparables range from a low of $77.07 to a high of $142.08 per square foot, a relatively wide range. The adjusted sales prices range from $142.40 to $191.08 per square foot which is a slightly narrower range that exceeds the unadjusted range. As discussed previously, Comparable 1-6, with an adjusted sale price of $142.40 per square foot, has the most similar NOI per square foot. However, this property has increased risk based on its inferior tenant mix, including the 99 Ranch Market. Consequently, we have estimated the subjects value to be higher than this indicator.

     Sales 1-1 and 1-5 are each located in Ventura County and best reflect the subject's locational features. These adjusted indicators range from $160.59 to $180.93. In the final analysis, we have concluded between $160.00 and $170.00 per square foot. Following are the calculations of the subject's total value.


================================================================================

                                      -25-
                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                  Sales Comparison Approach
================================================================================

================================================================================
                       NOI Per Square Foot Ratio Analysis
================================================================================
    Subject's
      Size                        Price                       Indicated
      (GLA)                      Per SF                         Value
================================================================================
     62,982           X          $160.00          =          $10,077,120

     62,982           X          $170.00          =          $10,706,940

                                Rounded To:       =          $10,100,000

                                                                  to

                                                             $10,700,000
================================================================================


     The previous two methods of analysis result in the following conclusions.

================================================================================
                                                           Low          High
================================================================================
Value Indicated on Basis of Price Per SF Analysis       $9,400,000   $10,100,000

Value Indicated Based on Ratio of NOI to Sales Price   $10,100,000   $10,700,000
Derived From Comparable Sales
================================================================================


     The price per square foot analysis resulted in a value indication ranging from $9,400,000 to $10,100,000, while the value indicated by the ratio of NOI to sales prices per square foot ranged from $10,100,000 to $10,700,000. Both methods are excellent indicators of value for properties like the subject that are encumbered by long-term net leases. Accordingly, we concluded a value estimate toward the middle of the two indicated ranges.

            Value Indicated by Sales Comparison Approach: $10,100,000

     The above value equates to $160.36 per square foot of gross leasable area.


================================================================================

                                      -26-
                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                            INCOME APPROACH
================================================================================

Methodology

     The Income Approach is a method of converting the anticipated economic benefits of owning property into a value estimate through capitalization. The principle of anticipation underlying this approach is that investors recognize the relationship between an asset's income and its value. In order to value the anticipated economic benefits of a particular property, potential income and expenses must be estimated and the most appropriate capitalization method must be selected.

     The two most common methods of converting net income into value are through direct capitalization and a discounted cash flow analysis. In direct capitalization, the net operating income is divided by an overall capitalization rate extracted from market sales to indicate a value. In the discounted cash flow method, anticipated future income streams and a reversionary value are discounted to a net present value at a chosen yield rate (internal rate of return).

     The direct capitalization method is an effective technique when stable conditions exist both in the marketplace and for the property. However, when market conditions are either changing or likely to change in a fairly dramatic manner over time, direct capitalization becomes a more difficult technique to administer. Direct capitalization is further inhibited by the numerous variables that exist with multi-tenant shopping centers, i.e., multiple leases, with staggered lease terms and varying lease structures; the lease-up of vacant space; and differing tenant finish allowances, depending upon whether the space is in a shell or second generation state.

     Given these numerous variables, coupled with our inquiries of participants in the marketplace, we feel that the majority of investors for a property like the subject would utilize the discounted cash flow method. Overall, market conditions are still below normalized levels, although the subjects submarket and direct competition are strengthening rapidly. Consequently, the discounted cash flow method is the most pertinent method of reflecting investor expectations as of the current period, and during the projected recovery. Also, the discounted cash flow methodology can better quantify the impact of multi-tenant leases with staggered lease terms and rental rates than the direct capitalization technique. Therefore, it is our opinion that the discounted cash flow method is the most appropriate method in the valuation of the subject property. As such, the direct capitalization method will not be used in this analysis. However, at the conclusion of the Income Approach, we will analyze the resulting overall capitalization rate derived from the discounted cash flow analysis as a check for reasonableness.

     In the following sections, we will first analyze the subjects existing leases and market rents before discussing the subject's operating expenses and preparing the discounted cash flow analysis.

Summary of Existing Leases

     As of the effective date of appraisal, there are 24 leased suites totaling 60,543 square feet of rentable area. In addition, Vons Pavilions owns the supermarket building within the center, and World Savings plans to construct a branch on its separately owned pad site. This figure equates to an occupancy factor of 96 percent.


================================================================================

                                      -27-
                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                            Income Approach
================================================================================

     Current rent levels range from $5.35 to $30.48 per square foot, and average $18.52 per square foot annually on a triple net basis. In addition to base rent, tenants pay their share of property operating costs, plus a ten to 15 percent CAM surcharge for management. A summary of existing leases is presented on the facing page. A complete rent roll of the subject property abstracting the existing leases is located in the Addenda.

Assumptions Regarding the Existing Leases

     Our analysis specifically assumes the existing tenants will remain in the property and continue paying rent under the terms of their leases. Information provided by management indicates that only one tenant, Postal Club, is currently in default of its lease, and is paying excess rent until current. Overall, the tenants are typically local companies, but past leasing operations generally appears to be stable.

Lease Expirations

     As part of our risk analysis, we reviewed the tenant expiration dates (as shown in the Addenda). With respect to the current leasing structure, there is one tenant of 1,066 square feet with an expiration date in 1996, while 8,430 square feet or 13 percent of the rentable area is exposed during 1997. During 1998, two tenants of 2,094 square feet have lease expirations. Thus, over the next three years (1996-1998), the percentage of space expiring is fairly nominal (11,590 square feet, or 18 percent). However, most leases expire in years 1999 through 2002. Overall, the lease expiration exposure is staggered over the projected holding period.

     None of the renewal options contained in the existing leases specify below market rates. Therefore, at the expiration of those leases which contain renewal options, we have assumed normal renewal probabilities.

Estimate of Current Market Rent

     According to the leasing agent, the current quoted rental rates at the subject property extend up to $21.60 per square foot, on a triple net basis. The most recent actual signed lease to Toy Attic calls for rent of $18.60 annually. Quoted tenant finish allowances range from zero to $5.00 per square foot. Typically, tenant finish for second generation space is nominal. In order to gauge the reasonableness of the quoted rent and form a conclusion as to the current market rents for the subject property as of the appraisal date, we conducted a survey of comparable shopping centers located in Thousand Oaks. On the following page is a summary of properties utilized in our rent comparable analysis. The chart is restated from the Market Analysis section.


================================================================================

                                      -28-
                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                            Income Approach
================================================================================

                       Retail Rental and Occupancy Survey
                            Thousand Oaks, California
                                   (July 1996)

====================================================================================================================================
                                                        Size     Available               Annual Rent        Anchor       Annual CAM
  Item No.  Name/Location                  Year Built   (SF)     Space(SF)  Occupancy     PSF(NNN)          Tenants      Charges PSF
------------------------------------------------------------------------------------------------------------------------------------
   R-1      Oak Park Shopping Center       1990's      122,287     5,800       95%         $27.00       Ralphs, Thrifty     $4.20
            SEC Lindero Canyon Road &                                                                       Drugs,
            Kanan Road                                                                                    Blockbuster
------------------------------------------------------------------------------------------------------------------------------------
   R-2      North Ranch Mall               1980        184,476     1,200       99%      $24.00-$39.00   Ralphs, Thrifty       N/A
            NWC Westlake Blvd. &           Ren.1990                                                      Drugs, Trader
            Thousand Oaks Blvd.                                                                              Joes
------------------------------------------------------------------------------------------------------------------------------------
   R-3      Northstar Plaza                1978         57,822     3,364       94%      $12.60-$18.00        None           $3.00
            1321-1345 E. Thousand Oaks     Ren. 1995
            Boulevard
------------------------------------------------------------------------------------------------------------------------------------
   R-4      Park Oaks Shopping Center      1960        117,000     5,480       95%      $12.00-$16.68        Vons           $1.92
            NEC Moorpark Road & Janss                                                                    Supermarket,
            Road                                                                                            Melody
                                                                                                           Theaters
------------------------------------------------------------------------------------------------------------------------------------
   R-5      Oakbrook Plaza                 1986        105,000     1,380       99%      $12.00-$15.60      Albertsons       $4.08
            SEC Avenida de Los Arboles &                                                                  Supermarket,
            Moopark Freeway                                                                               Longs Drugs
------------------------------------------------------------------------------------------------------------------------------------
 Subtotal                                              586,585    17,224       97%
------------------------------------------------------------------------------------------------------------------------------------
  Subject   North Ranch Plaza              1991         62,982     2,439       96%                         Pavilions
            SWC Lindero Canyon Road &                                                                     Supermarket
            Kanan Road                                                                                     (adjacent)
------------------------------------------------------------------------------------------------------------------------------------
    Total                                              649,567    19,663       97%
====================================================================================================================================


================================================================================

                                      -29-
                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                            Income Approach
================================================================================

     The rates summarized above indicate the quoted rental rate for the comparable properties. In some cases, the actual effective rates being achieved for recent leases was unavailable. In those instances where the leasing agent indicated the effective rate, it was either the same as the quoted rate or slightly lower.

     We were able to obtain actual lease information on three of the subjects competing buildings. The three comparable leases exhibited actual lease ranging from $15.00 to $27.00 per square foot. The tenant improvement allowances were typically zero.

     The highest indicator was achieved at the Oak Park Shopping Center, located across the street from the subject. While similar in age, location, quality and condition, its tenant mix is considered superior to the subject's. We would expect lower achievable rents at the subject center. The balance of the data ranged from $15.00 to $16.80 per square foot. These two centers, Park Oaks and Oakbrook Plaza, are older than the subject; the indicated lease rates require upward adjustments.

     The quoted rental rates are on a triple net basis, with the tenant responsible for all operating costs.

     In addition to the surveyed properties noted above, we have also taken into consideration the recent leases which have been executed at the subject property. The recent leases have rental rates between $16.80 and $19.20 per square foot, on a triple net basis, plus a 15 percent CAM surcharge for management. Tenant finish allowances range from $0.00 to $10.50 per square foot for new tenants. The majority of the recent leases have terms of three to six years. In general, the reasons for the range in base rental rates in the recent leases include: (1) the size, location, and physical condition of the space leased, and (2) the creditworthiness of the tenant. The length of the term can be another contributing factor.

     After considering the competitive properties, it is our opinion that the following parameters are representative of a market lease for the subject property as of the effective date of appraisal:

     1)   The market rental rates for the subject space are estimated below.

          In-line Space:               $18.00 per square foot

          Rear Space:                  $14.40 per square foot

          End Space:                   $21.00 per square foot

          Pad Space:                   $24.00 per square foot

     2) In future leases, a 15 percent CAM charge is applied to the triple net leases.

     3)   Future leases are assumed to have a five-year lease term.


================================================================================

                                      -30-
                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                            Income Approach
================================================================================

     4) The tenant improvement allowance is projected to be $2.00 per square foot for new tenants that lease second generation space, and zero for tenant renewals.

Rental Rate Forecast

     Several brokers indicated to us that the quoted rental rates for the shopping centers are tightening. Our survey presented earlier in the Market Analysis section supports this contention. Furthermore, it is our opinion that the subject will likely experience moderate rental rate increases over the next several years because of increasingly higher occupancy rates in the subject's market area. However, rent increases will be kept in check by new construction currently underway.

     As such, we have forecasted a two percent increase in the market rental rates for the subject property in 1997. Thereafter, a 3.5 percent annual increase has been applied to the market rental rates, based in part on responses indicated in the Cushman & Wakefield Investor Survey included in the Addenda.

Expense Recovery income

     All of the existing leases have provisions for expense pass throughs on a triple net basis. The allowable expenses included in the expense recoveries for leases include all items of expense except the management fee, leasing and promotion expenses, capital replacements, tenant improvements, and leasing commissions. However, most tenants have a 15 percent CAM surcharge to cover management expense. The recovery income reflected in our cash flow analysis is based on the terms of the existing tenant leases, plus triple net lease terms with a 15 percent surcharge applied to all future contracts.

     Further, the two tenants under separate ownership, Pavilions and World Savings, were modeled to contribute to CAM charges.

Percentage (Overage) Rent

     Percentage rent clauses are associated with only six tenants. We recognize that retail sales levels may fluctuate. Further, a new sales basis or break point may be established upon releasing space.

     While we were not provided with actual retail sales figures for the subject tenants, we note that overage rent income was zero during the last seven months of 1995, and was not budgeted for 1996. In the final analysis, we did not model any percentage rent income.

Vacancy and Collection Loss

     Both the investor and the appraiser are primarily interested in the cash revenue that an income property is likely to produce annually over a specified period time rather than what it could produce if it were always 100 percent occupied and all the tenants were actually paying their rent in full and on time. It is normally a prudent practice to expect some income loss, either in the form of actual vacancy or in the form of turnover, non-payment, or slow payment of rent. Regarding collection loss specifically, we have applied a two percent loss factor throughout the holding period primarily as a contingency for potential collection problems and tenant defaults. This collection loss factor is applied to rental income from all tenants.


================================================================================

                                      -31-
                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                            Income Approach
================================================================================

     The subject's market area has a current vacancy level of just three percent. The subject project is currently four percent vacant. However, several new developments are planned or currently under construction within the immediate area.

     We have projected an approximate seven-month vacancy period at the expiration of every five-year lease, weighted for a 60 percent renewal probability. This conclusion equates to an approximate six percent vacancy and collection loss factor.

     The resulting physical (rollover/turnover) occupancy level for the property within the cash flow is approximately 94 percent, and considers increased competition from new developments over the projected holding period.

Operating and Fixed Expenses

     On the facing page is our Summary of Income and Expenses for the subject property. We based our estimated operating expenses on a review of the 1994 and 1995 actual itemized expenses for the subject property. In addition, we were provided with the property's 1996 budget. Finally, this data was compared with known operating statements of similar projects.

     Total operating expenses were $5.95 per square foot in 1994, and $5.74 per square foot during 1995. The 1996 budgeted amount is projected to be slightly lower at $5.42 per square foot.

     As illustrated in the preceding chart, those expenses considered to trend in a reasonable manner over the period for which we have historical data include insurance, utilities, common area maintenance and administrative. Our Year One projections for these items can be found in preceding chart. The other expense categories that were not as consistent from year to year have been examined more thoroughly in the following paragraphs. Of the above mentioned expense categories, the expenses are grown at three and one-half percent annually.

Operating Expenses

     Real Estate Taxes

     We estimated real estate taxes at $110,000, or $1.75 per square foot of building area. Per California's Proposition 13, we multiplied the indicated value in the Income Approach by the subject's current tax rate. This amount differs slightly from that included in the Real Property Taxes and Assessments section, due to the circular nature of calculating taxes.

     Management -- Based upon discussions with Cushman & Wakefield's Asset Services staff, this expense typically includes management, bookkeeping, and general accounting costs associated with the operation of the property. The operating statements we were provided indicate a management fee of 5.0 percent of effective gross income has historically been charged. Based on the management fees for


================================================================================

                                      -32-
                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                            Income Approach
================================================================================

     similar buildings, we consider a management fee of 4.5 percent of effective gross income to be appropriate.

Other Expenses:

     Other operating expenses include Tenant Improvements and Leasing Commissions. The probability of incurring future leasing commissions and tenant alterations is based on a 60 percent probability of renewal, and a 40 percent probability of turnover.

     Tenant Improvements -- We have factored a $2.00 per square foot allowance for new tenants, and an allowance of zero is projected for tenant renewals. The weighted, average finish-out allowance for all tenants is therefore equal to $0.80 per square foot.

     Tenant improvement costs are projected to increase at a rate of 3.5 percent per year through the projection period.

     Leasing Commissions -- For the period under analysis, leasing commissions for all new leases are estimated to be 5.0 percent. Renewal commissions are projected at 2.5 percent.

     As a result of these projections, the weighted average commission applied to all expiring space is equal to 3.5 percent.

     Capital Replacements/Reserves -- Reserves for replacements are or should be set aside to accumulate an amount sufficient to replace and/or repair certain major building components over time, i.e., roof, major parking lot repairs, HVAC systems, etc. during the period under analysis. Based on the expense behavior of other comparable properties and the age of the subject property, we have estimated capital replacements/reserves at $0.10 per rentable square foot, increasing by 3.5 percent per year throughout our analysis.

     Our projected expenses are predicated on the assumption that the property will be prudently managed, while maintaining the improvements at a competitive level to preserve value. The preceding cumulative annual operating expense estimate for fiscal 1997 equates to $350,679 ($5.57 per square foot of rentable area), excluding the capital replacements, tenant improvements and the leasing commissions. Our total projected expenses appear reasonable when compared to the historical experience and the 1996 budgeted amount.

Cash Flow Model

     In the calculation of the cash flow forecasts and investment results produced under these assumptions, projections and parameters, we employed the Pro-Ject Plus+ computer program. The program has the flexibility to allow for a tenant by tenant analysis of the subject as encumbered by the existing leases. It also allows for a variety of assumptions regarding future income streams and expenses. Our eleven-year discounted cash flow analysis can be found on the following page.


================================================================================

                                      -33-
                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                        NORTH RANCH PLAZA, THOUSAND OAKS
                            PROJECT DESIGNATOR: NORT
                             ANNUAL CASH FLOW REPORT

                          BEGINNING 8/1/96 FOR 11 YEARS

                                            FY1997          FY1998          FY1999          FY2000          FY2001          FY2002
{ILLEGIBLE] MUM RENT:
{ILLEGIBLE] RENTS                          1,252,176       1,341,438       1,391,451       1,436,084       1,484,678      1,497,021
{ILLEGIBLE] VACANCY                          (10,873)        (27,874)        (30,780)        (32,985)        (18,024)      (118,371)
                                          ----------      ----------      ----------      ----------      ----------     ----------
{ILLEGIBLE] MINIMUM RENT                   1,241,303       1,313,564      1,3600,671       1,403,099       1,466,654      1,378,650

{ILLEGIBLE] VERIES:
{ILLEGIBLE] VERIES                           251,203         260,162         267,905         277,544         287,933        275,997
                                          ----------      ----------      ----------      ----------      ----------     ----------
{ILLEGIBLE] RECOVERIES                       251,203         260,162         267,905         277,544         287,933        275,997
                                          ----------      ----------      ----------      ----------      ----------     ----------
{ILLEGIBLE] RENTAL
{ILLEGIBLE] OME                            1,492,506       1,573,726       1,628,576       1,680,643       1,754,587      1,654,647
{ILLEGIBLE] LOSS                             (28,661)        (30,243)        (31,297)        (32,294)        (33,727)       (31,680)
                                          ----------      ----------      ----------      ----------      ----------     ----------
{ILLEGIBLE] INCOME                         1,463,845       1,543,483       1,597,279       1,648,349       1,720,860      1,622,967

{ILLEGIBLE] EXPENSES
{ILLEGIBLE] REAL ESTATE TAXES                111,283         113,509         115,779         118,095         120,457        122,866
{ILLEGIBLE] ANCE                              32,134          33,259          34,423          35,627          36,874         38,165
{ILLEGIBLE] AREA MAINT.                       57,841          59,866          61,961          64,129          66,374         68,697
{ILLEGIBLE] ADMINISTRATIVE                    32,134          33,259          34,423          35,627          36,874         38,165
{ILLEGIBLE] ITIES                             51,414          53,214          55,076          57,004          58,999         61,064
{ILLEGIBLE] MANAGEMENT FEE                    65,873          69,457          71,877          74,176          77,439         73,033
                                          ----------      ----------      ----------      ----------      ----------     ----------
{ILLEGIBLE] TOTAL EXPENSES                   350,679         362,564         373,539         384,658         397,017        401,990
                                          ----------      ----------      ----------      ----------      ----------     ----------
{ILLEGIBLE] OPERATING
{ILLEGIBLE] INCOME                         1,113,166       1,180,919       1,223,740       1,263,691       1,323,843      1,220,977

{ILLEGIBLE] RATIONS                           22,141           6,063           6,149           5,013           3,251         14,455
{ILLEGIBLE] ISSIONS                           19,040          21,111          23,107          24,712          13,532         59,342
{ILLEGIBLE] VES                                6,298           6,519           6,747           6,983           7,227          7,480
                                          ----------      ----------      ----------      ----------      ----------     ----------
{ILLEGIBLE] FLOW                           1,065,687       1,147,226       1,187,737       1,226,983       1,299,833      1,139,700


                                             FY2003          FY2004          FY2005          FY2006          FY2007
{ILLEGIBLE] MUM RENT:
{ILLEGIBLE] RENTS                          1,484,321       1,545,029       1,639,350       1,695,020       1,748,589
{ILLEGIBLE] VACANCY                          (66,882)       (114,607)        (57,476)         (7,136)       (100,366)
                                          ----------      ----------      ----------      ----------      ----------
{ILLEGIBLE] MINIMUM RENT                   1,417,439       1,430,422       1,581,874       1,687,884       1,648,223

{ILLEGIBLE] VERIES:
{ILLEGIBLE]
            VERIES                           293,561         296,937         316,645         335,972         325,384
{ILLEGIBLE]                               ----------      ----------      ----------      ----------      ----------
            RECOVERIES                       293,561         296,937         316,645         335,972         325,384
{ILLEGIBLE]                               ----------      ----------      ----------      ----------      ----------
{ILLEGIBLE] RENTAL
{ILLEGIBLE] OME                            1,711,000       1,727,359       1,898,519       2,023,856       1,973,607
            LOSS                             (32,758)        (33,034)        (36,404)        (38,856)        (37,794)
{ILLEGIBLE]                               ----------      ----------      ----------      ----------      ----------
            INCOME                         1,678,242       1,694,325       1,862,115       1,985,000       1,935,813
{ILLEGIBLE]
{ILLEGIBLE] EXPENSES
{ILLEGIBLE] REAL ESTATE TAXES                125,323         127,830         130,386         132,994         135,654
{ILLEGIBLE] ANCE                              39,501          40,883          42,314          43,795          45,328
{ILLEGIBLE] AREA MAINT.                       71,101          73,590          76,166          78,831          81,591
{ILLEGIBLE] ADMINISTRATIVE                    39,501          40,883          42,314          43,795          45,328
{ILLEGIBLE] ITIES                             63,201          65,413          67,703          70,072          72,525
            MANAGEMENT FEE                    75,521          76,245          83,795          89,325          87,112
{ILLEGIBLE]                               ----------      ----------      ----------      ----------      ----------
            TOTAL EXPENSES                   414,148         424,844         442,678         458,812         467,538
{ILLEGIBLE]                               ----------      ----------      ----------      ----------      ----------
{ILLEGIBLE] OPERATING
            INCOME                         1,264,094       1,269,481       1,419,437       1,526,188       1,468,275
{ILLEGIBLE] RATIONS                           17,947           9,257          17,934           1,184          16,496
{ILLEGIBLE] ISSIONS                           75,284          42,339          84,789           4,928          67,580
{ILLEGIBLE] VES                                7,742           8,013           8,294           8,584           8,884
                                          ----------      ----------      ----------      ----------      ----------
{ILLEGIBLE] FLOW                           1,163,12l       1,209,872       1,308,420       1,511,492       1,375,315


================================================================================
                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                            Income Approach
================================================================================

Terminal Capitalization Rate Selection

     A terminal capitalization rate was used to estimate the market value of the property at the end of the assumed investment holding period. The rate is applied to the eleventh years estimate of net operating income before making deductions for leasing commissions, tenant improvement allowances, or capital reserves. We estimated an appropriate terminal rate based on the indicated capitalization rates of the improved property sales in today's market, as summarized below.

================================================================================
                         Summary of Capitalization Rates
================================================================================
                Sale                                 Capitalization
                 No.                                      Rate
================================================================================
                 1-1                                      9.8%

                 1-2                                      N/A

                 1-3                                      9.3%

                 1-4                                      N/A

                 1-5                                     11.0%

                 1-6                                     12.4%
================================================================================


     A premium is generally added to today's rate to allow for the risk of unforeseen events or trends which might affect our estimate of net operating income during the holding period, including possible changes in market conditions for the property. Investors typically add 50 to 100 basis points to the going-in rate to arrive at a terminal capitalization rate, according to Cushman & Wakefield's periodic investor surveys. This survey indicates a range of terminal capitalization rates from 9.0 to 11.5 percent, with most falling between 9.6 and 10.3 percent.

     We considered the survey results and compared the subject property to the comparables included in the Sales Comparison Approach. Considering the subject's smaller, non-credit tenants and future competitive supply, we are of the opinion that, given a 10.25 percent going-in rate, a 10.75 percent terminal capitalization rate is appropriate to apply to the subjects projected net operating income in the eleventh year. This results in an estimated terminal value (or sales price) for the property at the end of the tenth year of $13,658,372 ($1,468,275/.1075).

     From this projected sales price, the estimated costs of sale for such items as real estate commissions, closing costs, legal fees, as well as others, must be deducted. We have estimated these costs to be three percent, and the net sales price in the tenth year is $13,248,621 ($13,658,372 - $409,751 =
$13,248,621).

Discount Rate Analysis

     We estimated future cash flows, including property value at reversion, and discounted that income stream at an internal rate of return (yield rates) currently required by investors for similar-quality real property. The yield rate (internal rate of return or IRR) is the single rate that discounts all future equity benefits (cash flows and equity reversion) to an estimate of net present value.


================================================================================

                                      -34-
                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                            Income Approach
================================================================================

     Cushman & Wakefield Valuation Advisory Services periodically surveys national real estate investors to determine their investment objectives. Following is a brief review of internal rates of return, overall rates, and income and expense growth rates considered acceptable by respondents.

================================================================================
                 CUSHMAN & WAKEFIELD (R) VALUATION ADVISORY SERVICES
                WINTER 1995 NATIONAL INVESTOR SURVEY FOR RETAIL,
                       COMMUNITY AND NEIGHBORHOOD CENTERS
================================================================================
                                                       INCOME         EXPENSE
        GOING IN       TERMINAL          IRR           GROWTH         GROWTH
       LOW    HIGH    LOW    HIGH     LOW    HIGH    LOW   HIGH     LOW    HIGH
       -------------------------------------------------------------------------
Range  8.5%   11.0%   9.0%   11.5%   10.0%   14.0%   0.0%   4.0%    3.0%   4.5%
--------------------------------------------------------------------------------
Mean   9.2%    9.8%   9.6%   10.3%   11.7%   12.4%   3.0%   3.6%    3.6%   3.7%
================================================================================


     This table summarizes the investment parameters of some of the most prominent investors currently acquiring good quality office building properties in the United States. The entire survey is included in the Addenda to this report.

     The investors internal rates of return cited above range from 10.0 to 14.0 percent, with most between 11.7 and 12.4 percent. We have selected a 12.5 percent discount rate for the subject property.

     The internal rate of return and terminal capitalization rate selected for this analysis were strongly influenced by our recent Investor Survey, but we also relied very heavily on the anecdotal data from Cushman & Wakefield's Financial Services Group. Furthermore, we realize that the survey reflects target rates rather than transactional rates. Transactional rates are usually difficult to obtain in the verification process and are actually only target rates of the buyer at the time of sale. The property's performance will ultimately determine the actual yield and capitalization rate at the time of sale after a specific holding period. We have found that, in improving markets or with above average properties, demand will be high and transactional rates may be lower than target rates that are quoted in surveys. We have tried to recognize this factor in our choice of rate for our cash flow model.

Discounted Cash Flow Chart

     The discounted cash flow analysis can be found on the following page.


================================================================================

                                      -35-
                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

         PURCHASE/SALE YIELD TABLE FOR NORTH RANCH PLAZA, THOUSAND OAKS
            Purchase Price(000's)/Cap Going In as a function of IRR
            All Cash analysis (Purchased August 1996 Sold July 2006)

                             Sale Price(000's)/Terminal Cap

              13,895        13,564        13,249        12,948     12,660
     IRR       10.25         10.50         10.75         11.00      11.25
--------------------------------------------------------------------------------
    11.50     11,605        11,493        11,387        11,286     11,189
                9.59          9.69          9.78          9.86       9.95
    12.00     11,253        11,147        11,045        10,948     10,856
                9.89          9.99         10.08         10.17      10.25
    12.50     10,917        10,815        10,718        10,625     10,536
               10.20         10.29         10.39         10.48      10.57
    13.00     10,594        10,496        10,403        10,315     10,230
               10.51         10.61         10.70         10.79      10.88
    13.50     10,284        10,191        10,102        10,017      9,936
               10.82         10.92         11.02         11.11      11.20


================================================================================

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                            Income Approach
================================================================================

Conclusion Via the Income Approach

     The resulting value estimate is $10,700,000, or $169.89 per rentable square foot, which equates to a 10.4 percent going-in capitalization rate.


================================================================================

                                      -36-
                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                 RECONCILIATION AND FINAL ESTIMATE OF VALUE
================================================================================

     Value indications for the subject property by the Approaches to Value are indicated as follows:

          Sales Comparison Approach                      $10,100,000
          Income Approach                                $10,700,000


     The Sales Comparison Approach, is based on the principle of substitution which implies that a prudent person will not pay more to buy or rent a property than the cost to buy a comparable substitute property. In this approach, the subject property was compared with six shopping center sales. We analyzed the sales using the sales price per square foot and net income per square foot methods. Although various dissimilarities between the sales and the subject were noted, the general analysis is believed to provide reasonable support for our value conclusion. As such, the Sales Comparison Approach is afforded appropriate weight in the final conclusion.

     The Income Approach is based upon investor expectations of the income stream generated by an income producing property. After estimating gross income and the absorption of vacant space, deductions were made for vacancy and collection losses, and variable, fixed and other expenses. The resulting net operating income was then converted into an indication of value by means of a discounted cash flow model.

     Since investment properties are generally bought and sold based upon their income generating ability, all sources of pertinent data were carefully researched. It is our opinion that the Income Approach is the most reliable indicator of the value of the subject, since the intent of our analysis was to mirror investor expectations.

     Therefore, giving primary weight to the indication of value via the Income Approach, as supported by the Sales Comparison Approach, we have formed an opinion that the market value of the leased fee estate in the referenced property, subject to the assumptions, limiting conditions, certifications, and definitions, as of July 27, 1996, was:

                    TEN MILLION FIVE HUNDRED THOUSAND DOLLARS
                                   $10,500,000


================================================================================

                                      -37-
                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                 Reconciliation and Final Estimate of Value
================================================================================

Marketing Time

     Marketing time is an estimate of the time that might be required to sell a real property interest at the appraised value. Marketing time is presumed to start on the effective date of the appraisal. Marketing time is subsequent to the effective date of the appraisal, and exposure time is presumed to precede the effective date of appraisal.

     The estimate of marketing time uses some of the same data analyzed in the process of estimating the reasonable exposure time and is not intended to be a prediction of a date of sale.

     Our estimate of an appropriate marketing time for the subject relates to a sale of the property in its As Is condition. Based on our discussions with local brokers and buyer/sellers of office projects like the subject, as well as our assessment of the local real estate market and economic forces in general, we have concluded that the probable marketing period for the subject property in today's environment would approximate six to nine months.


================================================================================

                                      -38-
                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                        ASSUMPTIONS AND LIMITING CONDITIONS
================================================================================

Appraisal means the appraisal report and opinion of value stated therein; or the letter opinion of value, to which these Assumptions and Limiting Conditions are annexed.

Property means the subject of the Appraisal.

C&W means Cushman & Wakefield, Inc. or its subsidiary which issued the Appraisal.

Appraiser(s) means the employee(s) of C&W who prepared and signed the Appraisal.

The Appraisal has been made subject to the following assumptions and limiting conditions:

1) No opinion is intended to be expressed and no responsibility is assumed for the legal description or for any matters which are legal in nature or require legal expertise or specialized knowledge beyond that of a real estate appraiser. Title to the Property is assumed to be good and marketable and the Property is assumed to be free and clear of all liens unless otherwise stated. No survey of the Property was undertaken.

2) The information contained in the Appraisal or upon which the Appraisal is based has been gathered from sources the Appraiser assumes to be reliable and accurate. Some of such information may have been provided by the owner of the Property. Neither the Appraiser nor C&W shall be responsible for the accuracy or completeness of such information, including the correctness of estimates, opinions, dimensions, sketches, exhibits and factual matters.

3) The opinion of value is only as of the date stated in the Appraisal. Changes since that date in external and market factors or in the Property itself can significantly affect property value.

4) The Appraisal is to be used in whole and not in part. No part of the Appraisal shall be used in conjunction with any other appraisal. Publication of the Appraisal or any portion thereof without the prior written consent of C&W is prohibited. Except as may be otherwise stated in the letter of engagement, the Appraisal may not be used by any person other than the party to whom it is addressed or for purposes other than that for which it was prepared. No part of the Appraisal shall be conveyed to the public through advertising, or used in any sales or promotional material without C&W's prior written consent. Reference to the Appraisal Institute or to the MAI designation is prohibited.

5) Except as may be otherwise stated in the letter of engagement, the Appraiser shall not be required to give testimony in any court or administrative proceeding relating to the Property or the Appraisal.

6) The Appraisal assumes (a) responsible ownership and competent management of the Property; (b) there are no hidden or unapparent conditions of the Property, subsoil or structures that render the Property more or less valuable (no responsibility is assumed for such conditions or for arranging for engineering studies that may be required to discover them); (c) full compliance with all applicable federal, state and local zoning and environmental regulations and laws, unless noncompliance is stated, defined and


================================================================================

                                      -39-
                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                        Assumptions and Limiting Conditions
================================================================================

     considered in the Appraisal; and (d) all required licenses, certificates of occupancy and other governmental consents have been or can be obtained and renewed for any use on which the value estimate contained in the Appraisal is based.

7) The physical condition of the improvements considered by the Appraisal is based on visual inspection by the Appraiser or other person identified in the Appraisal. C&W assumes no responsibility for the soundness of structural members nor for the condition of mechanical equipment, plumbing or electrical components.

8) The forecasted potential gross income referred to in the Appraisal may be based on lease summaries provided by the owner or third parties. The Appraiser assumes no responsibility for the authenticity or completeness of lease information provided by others. C&W recommends that legal advice be obtained regarding the interpretation of lease provisions and the contractual rights of parties.

9) The forecasts of income and expenses are not predictions of the future. Rather, they are the Appraiser's best estimates of current market thinking on future income and expenses. The Appraiser and C&W make no warranty or representation that these forecasts will materialize. The real estate market is constantly fluctuating and changing. It is not the Appraiser's task to predict or in any way warrant the conditions of a future real estate market; the Appraiser can only reflect what the investment community, as of the date of the Appraisal, envisages for the future in terms of rental rates, expenses, supply and demand.

10) Unless otherwise stated in the Appraisal, the existence of potentially hazardous or toxic materials which may have been used in the construction or maintenance of the improvements or may be located at or about the Property was not considered in arriving at the opinion of value. These materials (such as formaldehyde foam insulation, asbestos insulation and other potentially hazardous materials) may adversely affect the value of the Property. The Appraisers are not qualified to detect such substances. C&W recommends that an environmental expert be employed to determine the impact of these matters on the opinion of value.

11) Unless otherwise stated in the Appraisal, compliance with the requirements of the Americans With Disabilities Act of 1990 (ADA) has not been considered in arriving at the opinion of value. Failure to comply with the requirements of the ADA may adversely affect the value of the Property. C&W recommends that an expert in this field be employed.


================================================================================

                                      -40-
                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                 CERTIFICATION OF APPRAISAL
================================================================================

We certify that, to the best of our knowledge and belief:

     1)   Craig D. Tilson, MAI has inspected the property.

     2)   The statements of fact contained in this report are true and correct.

     3) The reported analyses, opinions, and conclusions are limited only by the reported assumptions and limiting conditions, and are our personal, unbiased professional analyses, opinions, and conclusions.

     4) We have no present or prospective interest in the property that is the subject of this report, and we have no personal interest or bias with respect to the parties involved.

     5) Our compensation is not contingent upon the reporting of a predetermined value or direction in value that favors the cause of the client, the amount of the value estimate, the attainment of a stipulated result, or the occurrence of a subsequent event. The appraisal assignment was not based on a requested minimum valuation, a specific valuation or the approval of a loan.

     6) No one provided significant professional assistance to the persons signing this report.

     7) Our analyses, opinions, and conclusions were developed, and this report has been prepared, in conformity with the Uniform Standards of Professional Appraisal Practice of the Appraisal Foundation and the Code of Professional Ethics and the Standards of Professional Appraisal Practice of the Appraisal Institute.

     8) The use of this report is subject to the requirements of the Appraisal Institute relating to review by its duly authorized representatives.

     9) As of the date of this report, Craig D. Tilson, MAI, has completed the requirements of the continuing education program of the Appraisal Institute.


/s/  Craig D. Tilson
     ----------------------------
     Craig D. Tilson, MAI
     Associate Director
     Valuation Advisory Services
     Certification No. AGO03733


================================================================================

                                      -41-
                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                                    ADDENDA
================================================================================





================================================================================

                                      -42-
                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                        NORTH RANCH PLAZA, THOUSAND OAKS
                            PROJECT DESIGNATOR: NORT
                              LEASE ABSTRACT REPORT
                                 FOR ALL TENANTS

                               PRIMARY/                                                                 ANNUAL
                              SECONDARY  SQUARE     LEASE     LEASE   OPTION            MINIMUM        MINIMUM
     TENANT                     CODES     FEET      BEGIN      END    #/MOS             RENT/SF          RENT
     ------                   ---------  ------     -----     -----   ------        ----------------     ----

[ILLEGIBLE] SUITE Al             --       5,219      1/94     12/03     --                      5.35     27,922
[ILLEGIBLE] ovo                  --                                                  1/97      16.80     87,679
                                                                                     1/98      17.40     90,811
                                                                                     1/99      18.24     95,195
                                                                                     1/00      19.20    100,205
                                                                                     1/01      20.16    105,215
                                                                                     1/02      21.12    110,225
                                                                                     1/03      22.20    115,862

[ILLEGIBLE] SUITE A2             --       1,526      6/93      5/03     --                     18.00     27,468
[ILLEGIBLE] RAME IT              --                                                  6/98      18.72     28,567
                                                                                     6/99      19.44     29,665
                                                                                     6/00      20.28     30,947
                                                                                     6/01      21.00     32,046
                                                                                     6/02      21.84     33,328

[ILLEGIBLE] SUITE A3             --       1,028      9/93      8/98     --                     17.40     17,887
[ILLEGIBLE] STORE                --

[ILLEGIBLE] SUITE A4             --       1,023      3/94      2/99     --                     14.40     14,731
[ILLEGIBLE] E FARM INSURAN       --                                                  3/97      15.60     15,959
                                                                         3/98      16.80     17,186

[ILLEGIBLE] SUITE A5             --       1,512      4/93      3/99     --                     19.20     29,030
[ILLEGIBLE] NIE T. KENT          --

[ILLEGIBLE] SUITE A6             --       5,777      8/94     11/97     --                     13.71     79,203
[ILLEGIBLE] MAXIMILIAN           --                                                 11/96      15.79     91,219

[ILLEGIBLE] SUITE A8             --       1,066      2/92     12/98     --                     17.02     18,143
[ILLEGIBLE] AL CLUB              --                                                  1/97      17.62    18,778
                                                                                     1/98      18.23    19,436

[ILLEGIBLE] SUITE A9             --       1,066      9/91     11/96     --                     28.06     29,912
[ILLEGIBLE]    FOR ONE PHOTO     --

[ILLEGIBLE ]SUITE A10            --       1,086     12/94      4/05     --                     15.00     16,290
[ILLEGIBLE]   JIAN               --                                                 12/00      18.00     19,548

[ILLEGIBLE] SUITE A11            --       1,086     12/96     11/01     --                     14.40     15,638
                                 --                                                 12/97      14.90     16,186
                                                                                    12/98      15.43     16,752
                                                                                    12/99      15.97     17,339
                                                                                    12/00      16.52     17,945

                                                   BREAK-
                              OVERAGE    CEILING    POINT                      PRO RATA      % OF RENT
     TENANT                      X       (000's)   (000's)     RECOVERIES      SHARE BASE    SUBJ TO CPI
     ------                   -------    -------   -------     ----------      ----------    -----------
[ILLEGIBLE] SUITE Al            --         --         --     RECOVERIES + 15%     ZERO
[ILLEGIBLE] ovo







[ILLEGIBLE] SUITE A2            --         --         --     RECOVERIES + 15%     ZERO
[ILLEGIBLE] RAME IT





[ILLEGIBLE] SUITE A3            --         --         --     RECOVERIES + 15%     ZERO
[ILLEGIBLE] STORE

[ILLEGIBLE] SUITE A4            --         --         --     RECOVERIES + 15%     ZERO
[ILLEGIBLE] E FARM INSURAN


[ILLEGIBLE] SUITE A5            --         --         --     RECOVERIES + 15%     ZERO
[ILLEGIBLE]    NIE T. KENT

[ILLEGIBLE] SUITE A6            --         --         --     RECOVERIES + 5%      ZERO
[ILLEGIBLE]    MAXIMILIAN

[ILLEGIBLE] SUITE A8            --         --         --     RECOVERIES + 15%     ZERO
[ILLEGIBLE]    AL CLUB


[ILLEGIBLE] SUITE A9            --         --         --     RECOVERIES + 15%     ZERO
[ILLEGIBLE]    FOR ONE PHOTO

[ILLEGIBLE ]SUITE A10           --         --         --     RECOVERIES + i5%     ZERO
[ILLEGIBLE]   JIAN

[ILLEGIBLE] SUITE A11           --         --         --     RECOVERIES + i5%     ZERO


================================================================================
                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                                          PAGE 2

                               PRIMARY/                                                                 ANNUAL
                              SECONDARY  SQUARE     LEASE     LEASE   OPTION            MINIMUM        MINIMUM
     TENANT                     CODES     FEET      BEGIN      END    #/MOS             RENT/SF          RENT
     ------                   ---------  ------     -----     -----   ------        ----------------     ----

SUITE B1                         --           1      7/91      6/21     --                 %59300.00     59,300
PAVILIONS                        --                                                  7/97  %61375.50     61,375
                                                                                     7/98  %63523.64     63,524
                                                                                     7/99  %65746.96     65,747
                                                                                     7/00  %68048.10     68,048
                                                                                     7/01  %70429.78     70,430
                                                                                     7/02  %72894.82     72,895
                                                                                     7/03  %75446.13     75,446
                                                                                     7/04  %78086.74     78,087
                                                                                     7/05  %80819.77     80,820
                                                                                     7/06  %83648.46     83,648
                                                                                     7/07  %86576.16     86,576
                                                                                     7/08  %89606.32     89,606
                                                                                     7/09  %92742.54     92,743
                                                                                     7/10  %95988.52     95,989
                                                                                     7/11  %99348.12     99,348
                                                                                     7/12 %102825.30    102,825
                                                                                     7/13 %106424.18    106,424
                                                                                     7/14 %110149.02    110,149
                                                                                     7/15 %114004.23    114,004
                                                                                     7/16 %117994.38    117,994
                                                                                     7/17 %122124.17    122,124
                                                                                     7/18 %126398.52    126,399
                                                                                     7/19 %130822.46    130,822
                                                                                     7/20 %135401.25    135,401

SUITE Cl                         --       3,040      9/96      8/01     --                     12.00     36,480
R POST                           --                                                  9/97      12.60     38,304
                                                                                     9/98      13.20     40,128
                                                                                     9/99      13.80     41,952
                                                                                     9/00      14.40     43,776

SUITE C2                         --       3,740      3/92      8/02     --                     19.47     72,818
L WAVE C2                        --                                                  3/97      20.25     75,735
                                                                                     3/98      21.06     78,764
                                                                                     3/99      21.90     81,906
                                                                                     3/00      22.78     85,197
                                                                                     3/01      23.69     88,601
                                                                                     3/02      24.64     92,154

SUITE Dl                         --       2,338      3/94      2/99     --                     13.20     30,862
A,910%&RATE                      --

                                                   BREAK-
                              OVERAGE    CEILING    POINT                      PRO RATA      % OF RENT
     TENANT                      X       (000's)   (000's)     RECOVERIES      SHARE BASE    SUBJ TO CPI
     ------                   -------    -------   -------     ----------      ----------    -----------

SUITE B1                        --         --         --     NONE
PAVILIONS
























SUITE Cl                        --         --         --     RECOVERIES 15%       ZERO
R POST




SUITE C2                        --         --         --     RECOVERIES + 15%     ZERO
L WAVE C2






SUITE Dl                        --         --         --     RECOVERIES + 15%     ZERO
A,910%&RATE


================================================================================
                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                                          PAGE 3

                               PRIMARY/                                                                 ANNUAL
                              SECONDARY  SQUARE     LEASE     LEASE   OPTION            MINIMUM        MINIMUM
     TENANT                     CODES     FEET      BEGIN      END    #/MOS             RENT/SF          RENT
     ------                   ---------  ------     -----     -----   ------        ----------------     ----
SUITE D2                         --       1,566      1/92      1/02     --                     30.10     47,137
HOUSE CLEANERS                   --                                                  2/97      31.15     48,786
                                                                                     2/98      32.24     50,494
                                                                                     2/99      33.37     52,261
                                                                                     2/00      34.54     54,090
                                                                                     2/01      35.75     55,983

SUITE D3                         --       1,353      4/97      3/02     --                     18.36     24,841
NT                               --                                                  4/98      19.00     25,711
                                                                                     4/99      19.67     26,610
                                                                                     4/00      20.36     27,542
                                                                                     4/01      21.07     28,506

SUITE D4                         --       1,343      7/96      7/97     --                     18.00     24,174
NDIPITY                          --

SUITE D5                         --       1,315     11/91     10/01     --                     19.16     25,195
IN ROBBINS                       --                                                 11/96      19.32     25,406
                                                                                    11/97      20.28     26,668
                                                                                    11/98      21.24     27,931

SUITE D6                         --       1,310     11/91      2/97     --                     24.66     32,305
IN A MILLION                     --

SUITE D7                         --       1,346      7/96      6/02     --                     18.60     25,036
ATTI                             --

SUITE D8                         --       2,090      1/92     12/99     --                     21.15     44,204
EIS                              --

SUITE D10                        --       3,422      3/92      3/01     --                     19.20     65,702
HAIR DESIGN                      --

SUITE D11                        --       1,746      1/92     12/01     --                     28.08     49,028
RANCH                            --                                                  1/97      29.06     50,744
                                                                                     1/98      30.08     52,520
                                                                                     1/99      31.13     54,358
                                                                                     1/00      32.22     56,260
                                                                                     1/01      33.35     58,229

SUITE D12                        --       3,630     12/91     11/01     --                     22.96     83,345
PIZZA                            --                                                 12/97      24.80     90,024
                                                                                    12/00      26.78     97,211


                                                   BREAK-
                              OVERAGE    CEILING    POINT                      PRO RATA      % OF RENT
     TENANT                      X       (000's)   (000's)     RECOVERIES      SHARE BASE    SUBJ TO CPI
     ------                   -------    -------   -------     ----------      ----------    -----------
SUITE D2                        --         --         --     RECOVERIES + 15%     ZERO
HOUSE CLEANERS





SUITE D3                        --         --         --     RECOVERIES + 15%     ZERO
NT




SUITE D4                        --         --         --     RECOVERIES + 15%     ZERO
NDIPITY

SUITE D5                        --         --         --     RECOVERIES + 15%     ZERO
IN ROBBINS



SUITE D6                        --         --         --     RECOVERIES + 10%     ZERO
IN A MILLION

SUITE D7                        --         --         --     RECOVERIES + 15%     ZERO
ATTI

SUITE D8                        --         --         --     RECOVERIES + 10%     ZERO
EIS

SUITE D10                       --         --         --     RECOVERIES + 15%     ZERO
HAIR DESIGN

SUITE D11                       --         --         --     RECOVERIES           ZERO
RANCH





SUITE D12                       --         --         --     RECOVERIES + 10%     ZERO
PIZZA



================================================================================

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                                          PAGE 4

                               PRIMARY/                                                                 ANNUAL
                              SECONDARY  SQUARE     LEASE     LEASE   OPTION            MINIMUM        MINIMUM
     TENANT                     CODES     FEET      BEGIN      END    #/MOS             RENT/SF          RENT
     ------                   ---------  ------     -----     -----   ------        ----------------     ----

SUITE El                         --       6,500      5/94      4/04     --                     18.12    117,780
R TIME                           --                                                  5/97      19.56    127,140
                                                                                     5/98      20.40    132,600
                                                                                     5/99      21.12    137,280
                                                                                     5/00      22.08    143,520
                                                                                     5/01      22.92    148,980
                                                                                     5/02      23.88    155,220

SUITE Fl                         --       3,370     11/94     10/99     --                     22.26     75,016
ENTIAL REALTY                    --                                                 11/98      22.80     76,836

SUITE F2                         --       4,484      5/92      4/02     --                     30.48    136,672
OF AMERICA                       --                                                  5/97      34.29    153,756
                                                                                     5/98      38.58    172,993

SUITE GI                         --           1      8/96      7/16     --                   6500.00      6,500
D SAVINGS                        --                                                  8/97    6727.50      6,728
                                                                                     8/98    6962.96      6,963
                                                                                     8/99    7206.67      7,207
                                                                                     8/00    7458.90      7,459
                                                                                     8/01    7719.96      7,720
                                                                                     8/02    7990.16      7,990
                                                                                     8/03    8269.81      8,270
                                                                                     8/04    8559.26      8,559
                                                                                     8/05    8858.83      8,859
                                                                                     8/06    9168.89      9,169
                                                                                     8/07    9489.80      9,490
                                                                                     8/08    9821.94      9,822
                                                                                     8/09  %10165.71     10,166
                                                                                     8/10  %10521.51     10,522
                                                                                     8/11  %10889.76     10,890
                                                                                     8/12  %11270.90     11,271
                                                                                     8/13  %11665.39     11,665
                                                                                     8/14  %12073.67     12,074
                                                                                     8/15  %12496.25     12,496
                                         ------
                                         62,984
                                         ======


                                                   BREAK-
                              OVERAGE    CEILING    POINT                      PRO RATA      % OF RENT
     TENANT                      X       (000's)   (000's)     RECOVERIES      SHARE BASE    SUBJ TO CPI
     ------                   -------    -------   -------     ----------      ----------    -----------

SUITE El                        --         --         --     RECOVERIES + 15%     ZERO
R TIME






SUITE Fl                        --         --         --     RECOVERIES + 10%     ZERO
ENTIAL REALTY

SUITE F2                        --         --         --     RECOVERIES + 10%     ZERO
OF AMERICA


SUITE G1                        --         --         --     NONE
D SAVINGS


================================================================================
                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                        NORTH RANCH PLAZA, THOUSAND OAKS
                            PROJECT DESIGNATOR: NORT
                               TENANT AGING REPORT

                                                           Expiry
   #    Suite     Tenant Name                     Sq Feet    Date      Option(s)
   -    -----     -----------                     -------    ----      ---------
   8     A9       TWO FOR ONE PHOTO                1,066   Nov 1996
                                                  ------
                  1996 Total                       1,066

  19     D6       ONE IN A MILLION                 1,310   Feb 1997
  17     D4       SERENDIPITY                      1,343   Jul 1997
   6     A6       ST. MAXIMILIAN                   5,777   Nov 1997
                                                  ------
                  1997 Total                       8,430

   3     A3       VIDEO STORE                      1,028   Aug 1998
   7     A8       POSTAL CLUB                      1,066   Dec 1998
                                                  ------
                  1998 Total                       2,094

   4     A4       STATE FARM INSURAN               1,023   Feb 1999
  14     D1       LACOMBE KARATE                   2,338   Feb 1999
   5     A5       MELANIE T. KENT                  1,512   Mar 1999
  26     F1       PRUDENTIAL REALTY                3,370   Oct 1999
  21     D8       ILENE'S                          2,090   Dec 1999
                                                  ------
                  1999 Total                      10,333

  22     D10      JAMIES HAIR DESIGN               3,422   Mar 2001
  12     C1       PAPER POST                       3,040   Aug 2001
  18     D5       BASKIN ROBBINS                   1,315   Oct 2001
  24     D12      LAMPOST PIZZA                    3,630   Nov 2001
  10     All      VACANT                           1,086   Nov 2001
  23     D11      THAI RANCH                       1,746   Dec 2001
                                                  ------
                  2001 Total                      14,239

  15     D2       CLUBHOUSE CLEANERS               1,566   Jan 2002
  16     D3       VACANT                           1,353   Mar 2002
  27     F2       BANK OF AMERICA                  4,484   Apr 2002
  20     D7       TOY ATTIC                        1,346   Jun 2002
  13     C2       TIDAL WAVE C2                    3,740   Aug 2002
                                                  ------
                  2002 Total                      12,489

   2     A2       WE FRAME IT                      1,526   May 2003
   1     A1       RITROVO                          5,219   Dec 2003
                                                  ------
                  2003 Total                       6,745

  25     E1       TUTOR TIME                       6,500   Apr 2004
                                                  ------
                  2004 Total                       6,500

   9     A10      BALEJIAN                         1,086   Apr 2005
                                                  ------
                  2005 Total                       1,O86

  28     G1       WORLD SAVINGS                        1   Jul 2016
                                                  ------
                  2016 Total                           1

  11     Bl       VONS PAVILIONS                       1   Jun 2021
                                                  ------
                  2021 Total                           1
                                                  ------


================================================================================

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                        NORTH RANCH PLAZA, THOUSAND OAKS
                            PROJECT DESIGNATOR: NORT
                           PROJECT ASSUMPTIONS REPORT
                                EXCLUDING TENANTS

BUILDING PROLOGUE
-----------------

LEASEHOLD ANALYSIS OF NORTH RANCH PLAZA, THOUSAND OAKS BEGINNING 8/1996 FOR 15 YEARS ON A FISCAL YEAR BASIS


AREA MEASURES
-------------

GLA
DESCRIBED AS GROSS LEASABLE AREA
1996 VALUE -     62,982
THEREAFTER - CONSTANT

TOCA
DESCRIBED AS TOTAL OCCUPIED AREA
1996 VALUE -     57,175
1997 VALUE -     61,323
1998 VALUE -     61,764
1999 VALUE -     60,938
2000 VALUE -     62,181
2001 VALUE -     60,756
2002 VALUE -     57,712
2003 VALUE -     60,961
2004 VALUE -     58,398
2005 VALUE -     61,348
2006 VALUE -     61,875
2007 VALUE -     57,440
2008 VALUE -     60,199
2009 VALUE -     58,313
2010 VALUE -     61,348
THEREAFTER - CONSTANT


GROWTH RATES
------------

RNTG
DESCRIBED AS MARKET RENTAL GROWTH RATE
1996 VALUE -       2.00
1997 VALUE -       3.50
THEREAFTER - CONSTANT

EXPG
DESCRIBED AS EXPENSE GROWTH RATE
1996 VALUE -       3.50
THEREAFTER - CONSTANT

TAXG
DESCRIBED AS REAL ESTATE TAX EXPENSE GROWTH RATE
1996 VALUE -       2.00
THEREAFTER - CONSTANT

CPIG
DESCRIBED AS CONSUMER PRICE INDEX (INFLATION) GROWTH RATE
1996 VALUE -       3.50
THEREAFTER - CONSTANT

NCOM
DESCRIBED AS NEW TENANT LEASING COMMISSIONS
1996 VALUE -       5.00
THEREAFTER - CONSTANT

RCOM


================================================================================

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

DESCRIBED AS RENEWAL TENANT LEASING COMMISSIONS
1996 VALUE -       2.50
THEREAFTER - CONSTANT

BCOM

DESCRIBED AS BLENDED (WEIGHTED AVERAGE) LEASING COMMISSIONS FOR SPEC. RENEWAL +40.0% OF NCOM +60.0% OF RCOM


MARKET RATES
------------

ENDR
DESCRIBED AS END SPACE MARKET RENTAL RATE PER SF
1996 VALUE -      21.00
THEREAFTER - GROWING AT GROWTH RATE RNTG

RETR
DESCRIBED AS RETAIL MARKET RENTAL RATE PSF
1996 VALUE -      18.00
THEREAFTER - GROWING AT GROWTH RATE RNTG

PADR
DESCRIBED AS PAD SPACE MARKET RENTAL RATE PER SF
1996 VALUE -      24.00
THEREAFTER - GROWING AT GROWTH RATE RNTG

LOWR
DESCRIBED AS LOW VISIBILITY SPACE MARKET RENT PER SF
1996 VALUE -      14.40
THEREAFTER - GROWING AT GROWTH RATE RNTG

INS
DESCRIBED AS ANNUAL INSURANCE EXPENSE PSF
1996 VALUE -       0.50
THEREAFTER - GROWING AT GROWTH RATE EXPG

CAM
DESCRIBED AS ANNUAL COMMON AREA MAINTENANCE EXPENSE PSF
1996 VALUE -       0.90
THEREAFTER - GROWING AT GROWTH RATE EXPG

ADMN
DESCRIBED AS ANNUAL ADMINISTRATIVE EXPENSE PSF
1996 VALUE -       0.50
THEREAFTER - GROWING AT GROWTH RATE EXPG

NTIR
DESCRIBED AS NEW TENANT IMPROVEMENT RATE
1996 VALUE -       2.00
THEREAFTER - GROWING AT GROWTH RATE CPIG

RTIR
DESCRIBED AS RENEWAL TENANT IMPROVEMENT RATE
ZERO

BTIR
DESCRIBED AS RENEWAL TENANT IMPROVEMENT RATE APPLIED TO SPECULATIVE RENEWALS +40.0% OF NTIR +60.0% OF RTIR

RES
DESCRIBED AS ANNUAL CAPITAL RESERVES PSF
1996 VALUE -       0.10
THEREAFTER - GROWING AT GROWTH RATE CPIG

UTIL
DESCRIBED AS ANNUAL UTILITY EXPENSE PER SF
1996 VALUE -       0.80


================================================================================

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

THEREAFTER - GROWING AT GROWTH RATE EXPG

MISCELLANEOUS INCOMES
---------------------

NONE


EXPENSES
--------

REAL ESTATE TAXES , REFERRED TO AS TAXE
DESCRIBED AS REAL ESTATE TAX EXPENSE
CHARGED AGAINST NET OPERATING INCOME
1996 VALUE -    110,000
THEREAFTER - GROWING AT GROWTH RATE TAXG

INSURANCE      , REFERRED TO AS INSE
DESCRIBED AS INSURANCE EXPENSE
CHARGED AGAINST NET OPERATING INCOME
MARKET RATE INS MULTIPLIED BY AREA MEASURE GLA

COMMON AREA MAINT., REFERRED TO AS CAME
DESCRIBED AS COMMON AREA MAINTENANCE EXPENSE
CHARGED AGAINST NET OPERATING INCOME
MARKET RATE CAM MULTIPLIED BY AREA MEASURE GLA

ADMINISTRATIVE    , REFERRED TO AS ADME
DESCRIBED AS ADMINISTRATIVE EXPENSE
CHARGED AGAINST NET OPERATING INCOME
MARKET RATE ADMN MULTIPLIED BY AREA MEASURE GLA

RECOVERIES       , REFERRED TO AS RECI
DESCRIBED AS EXPENSE RECOVERY POOL FOR PASS-THROUGH PURPOSES ONLY
AN INFORMATIONAL EXPENSE
+100.0% OF TAXE+100.0% OF INSE
+100.0% OF CAME+100.0% OF UTLE

UTILITIES     , REFERRED TO AS UTLE
DESCRIBED AS UTILITIES
CHARGED AGAINST NET OPERATING INCOME
MARKET RATE UTIL MULTIPLIED BY AREA MEASURE GLA

RECOVERIES + 10% , REFERRED TO AS R-10
AN INFORMATIONAL EXPENSE
+100.0% OF TAXE+100.0% OF INSE
+100.0% OF UTLE+110.0% OF CAME

RECOVERIES + 15%    , REFERRED To AS R-15
AN INFORMATIONAL EXPENSE
+100.0% OF TAXE+100.0% OF INSE
+100.0% OF UTLE+11S.0% OF CAME

RECOVERIES + 5% , REFERRED TO AS R-5%
AN INFORMATIONAL EXPENSE
+100.0% OF TAXE+100.0% OF INSE
+100.0% OF UTLE+105.0% OF CAME


VACANCY ALLOWANCE
-----------------

PERCENTAGE OF POTENTIAL GROSS INCOME
FOR ALL TENANTS SUBJECT TO VACANCY
1996 VALUE -       2.00
THEREAFTER - CONSTANT


================================================================================

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

MANAGEMENT FEE
--------------

PERCENTAGE OF EFFECTIVE GROSS INCOME
FOR ALL TENANTS
NOT PASSED THROUGH TO TENANTS
1996 VALUE -       4.50
THEREAFTER - CONSTANT


COMMISSION CALCULATIONS
-----------------------

STANDARD METHOD #1 - 5.000% OF TOTAL RENT

STANDARD METHOD #2 - 3.500% OF TOTAL RENT

STANDARD METHOD #3 - 0.000% OF TOTAL RENT

STANDARD METHOD #4 - 0.000% OF TOTAL RENT

STANDARD METHOD #5 - 0.000% OF TOTAL RENT


COMMISSION PAYOUTS
------------------

STANDARD METHOD #1 - CASHED OUT

STANDARD METHOD #2 - CASHED OUT

STANDARD METHOD #3 - CASHED OUT

STANDARD METHOD #4 - CASHED OUT

STANDARD METHOD #5 - CASHED OUT


ALTERATION CALCULATION
----------------------

NONE


ALTERATION PAYOUTS
------------------

STANDARD METHOD #1 - CASHED OUT

STANDARD METHOD #2 - CASHED OUT

STANDARD METHOD #3 - CASHED OUT

STANDARD METHOD #4 - CASHED OUT

STANDARD METHOD #5 - CASHED OUT


COMMON AREA MAINTENANCE POOL
----------------------------

NONE


CAPITAL EXPENDITURES
--------------------

RESERVES


================================================================================

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

MARKET RATE RES MULTIPLIED BY AREA MEASURE GLA


PRIMARY CLASSIFICATION CODES
----------------------------

NONE


SECONDARY CLASSIFICATION CODES
------------------------------

NONE


COST CENTERS
-------------

    1 - RECOVERIES


SALES VOLUME PROFILE
--------------------

         PERCENT OF    RELATIVE
 MONTH  ANNUAL SALES    VOLUME

  JAN       8.33%        1.00
  FEB       8.33%        1.00
  MAR       8.33%        1.00
  APR       8.33%        1.00
  MAY       8.33%        1.00
  JUN       8.33%        1.00
  JUL       8.33%        1.00
  AUG       8.33%        1.00
  SEP       8.33%        1.00
  OCT       8.33%        1.00
  NOV       8.33%        1.00
  DEC       8.33%        1.00
          ------        -----
TOTALS    100.00%       12.00


GLOBAL RECOVERIES
-----------------

RECOVERIES REFERRED TO AS GNET
ASSIGNED TO COST CENTER 1 - RECOVERIES
PRO RATA SHARE RECOVERY OF EXPENSE RECI
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE GLA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF ZERO FOR A COMPLETE PASSTHROUGH

RECOVERIES + 10% , REFERRED TO AS G10%
ASSIGNED TO COST CENTER 1 - RECOVERIES
PRO RATA SHARE RECOVERY OF EXPENSE R-10
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE GLA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF ZERO FOR A COMPLETE PASSTHROUGH

RECOVERIES + 15% , REFERRED TO AS G15%
ASSIGNED TO COST CENTER 1 - RECOVERIES
PRO RATA SHARE RECOVERY OF EXPENSE R-15
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE GLA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP


                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

PRO RATA SHARE RECOVERY OF EXPENSE R-5%
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE GLA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF ZERO FOR A COMPLETE PASSTHROUGH


TENANT PROLOGUE
---------------

MINIMUM RENTS:
SPECIFIED AMOUNTS INTERPRETED AS AMOUNTS/SQUARE FOOT/YEAR
MARKET RATES INTERPRETED AS AMOUNTS/SQUARE FOOT/YEAR

SALES VOLUMES AND BREAKPOINTS:
SPECIFIED AMOUNTS INTERPRETED AS AMOUNTS/YEAR
MARKET RATES INTERPRETED AS AMOUNTS/SQUARE FOOT/YEAR

RENEWAL RENTS ARE COMPOUNDED ANNUALLY
RELETTING DOWNTIME AND EXPENSES ARE NOT CONDITIONAL ON GOING TO MARKET


REFERENCE TENANTS
-----------------

NONE


TENANTS
-------

THERE ARE A TOTAL OF 28 LEASEHOLD TENANT(S):
------------------------------------------------------------------

# 1 - SUITE A1      RITROVO
BASE LEASE DATES:   1/1994 TO 12/2003
TYPE OF TENANT:     OFFICE
SQUARE FOOTAGE:     5,219
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
INITIAL RENT   -    5.35/SF/YR
CHANGING TO    -   16.80/SF/YR ON  1/1997
CHANGING TO    -   17.40/SF/YR ON  1/1998
CHANGING TO    -   18.24/SF/YR ON  1/1999
CHANGING TO    -   19.20/SF/YR ON  1/2000
CHANGING TO    -   20.16/SF/YR ON  1/2001
CHANGING TO    -   21.12/SF/YR ON  1/2002
CHANGING TO    -   22.20/SF/YR ON  1/2003

RECOVERIES:

GLOBAL GROUPING
GLOBAL RECOVERY G15%

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

            LENGTH      VACANT   SQ FT     MONTHS OF
TERM     YEARS.MONTHS   MONTHS  INCREASE   FREE RENT   COMMISSIONS   ALTERATIONS
----     ------------   ------  --------   ---------   -----------   -----------
  1          5.00         3       NONE        NONE         YES           YES
  2          5.00         3       NONE        NONE         YES           YES


                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

RENEWAL MINIMUM RENT:
MARKET RATE ENDR MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE CPIG PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

GLOBAL GROUPING
GLOBAL RECOVERY G15%

RENEWAL COMMISSIONS:   GROWTH RATE ECOM
RENEWAL PAYOUT:        CASHED OUT

RENEWAL ALTERATIONS:   MARKET RATE BTIR
RENEWAL PAYOUT:        CASHED OUT

-------------------------------------------------------------------------------

# 2 - SUITE A2          WE FRAME IT
BASE LEASE DATES:       6/1993 TO 5/2003
TYPE OF TENANT:         OFFICE
SQUARE FOOTAGE:           1,526
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
INITIAL RENT      18.00/SF/YR
CHANGING TO       18.72/SF/YR ON 6/1998
CHANGING TO       19.44/SF/YR ON 6/1999
CHANGING TO       20.28/SF/YR ON 6/2000
CHANGING TO       21.00/SF/YR ON 6/2001
CHANGING TO       21.84/SF/YR ON 6/2002

RECOVERIES:

GLOBAL GROUPING
GLOBAL RECOVERY G15%

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

            LENGTH      VACANT   SQ FT     MONTHS OF
TERM     YEARS.MONTHS   MONTHS  INCREASE   FREE RENT   COMMISSIONS   ALTERATIONS
----     ------------   ------  --------   ---------   -----------   -----------
 1           5.00         3       NONE        NONE         YES           YES
 2           5.00         3       NONE        NONE         YES           YES

RENEWAL MINIWM RENT:
MARKET RATE RETR MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE CPIG PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

GLOBAL GROUPING
GLOBAL RECOVERY G15%

RENEWAL COMMISSIONS:  GROWTH RATE BCOM
RENEWAL PAYOUT:       CASHED OUT

RENEWAL ALTERATIONS:  MARKET RATE BTIR
RENEWAL PAYOUT:       CASHED OUT

-------------------------------------------------------------------------------

# 3 - SUITE A3        VIDEO STORE
BASE LEASE DATES:     9/1993 TO 8/1998
TYPE OF TENANT:       OFFICE


                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

SQUARE FOOTAGE:       1,028
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
INITIAL RENT -        17.40/SF/YR

RECOVERIES:

GL0BAL GROUPING
GLOBAL RECOVERY G15%

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

            LENGTH      VACANT    SQ FT    MONTHS OF
TERM     YEARS.MONTHS   MONTHS  INCREASE   FREE RENT   COMMISSIONS   ALTERATIONS
----     ------------   ------  --------   ---------   -----------   -----------
 7           5.00         3       NONE       NONE          YES           YES
 2           5.00         3       NONE       NONE          YES           YES
 3           5.00         3       NONE       NONE          YES           YES

RENEWAL MINIMUM RENT:
MARKET RATE RETR MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE CPIG   PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

GLOBAL GROUPING
GLOBAL RECOVERY G15%

RENEWAL COMMISSIONS:   GROWTH RATE BCOM
RENEWAL PAYOUT:        CASHED OUT

RENEWAL ALTERATIONS:   MARKET RATE BTIR
RENEWAL PAYOUT:        CASHED OUT

-------------------------------------------------------------------------------

# 4 - SUITE A          STATE FARM INSURAN
BASE LEASE DATES:      3/1994 TO 2/1999
TYPE OF TENANT:        OFFICE
SQUARE FOOTAGE:        1,023
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
INITIAL RENT -    14.40/SF/YR
CHANGING TO -     15.60/SF/YR ON 3/1997
CHANGING TO -     16.80/SF/YR ON 3/1998

RECOVERIES:

GLOBAL GROUPING
GLOBAL RECOVERY G15%

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

            LENGTH      VACANT   SQ FT     MONTHS OF
TERM     YEARS.MONTHS   MONTHS  INCREASE   FREE RENT   COMMISSIONS   ALTERATIONS
----     ------------   ------  --------   ---------   -----------   -----------
 1           5.00         3       NONE       NONE          YES           YES
 2           5.00         3       NONE       NONE          YES           YES


                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

             5.00         3       NONE       NONE          YES           YES

RENEWAL MINIMUM RENT:
MARKET RATE LOWR MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE CPIG PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

GLOBAL GROUPING
GLOBAL RECOVERY G15%

RENEWAL COMMISSIONS: GROWTH RATE BCOM
RENEWAL PAYOUT:      CASHED OUT

RENEWAL ALTERATIONS: MARKET RATE BTIR
RENEWAL PAYOUT:      CASHED OUT

-------------------------------------------------------------------------------

# 5 - SUITE A5           MELANIE T. KENT
BASE LEASE DATES:        4/1993 To 3/1999
TYPE OF TENANT:          OFFICE
SQUARE FOOTAGE:          1,512
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
INITIAL RENT -    4.80/SF/YR
CHANGING TO -    19.20/SF/YR ON 4/1996

RECOVERIES:

GLOBAL GROUPING
GLOBAL RECOVERY G15%

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

            LENGTH      VACANT    SQ FT    MONTHS OF
TERM     YEARS.MONTHS   MONTHS  INCREASE   FREE RENT   COMMISSIONS   ALTERATIONS
----     ------------   ------  --------   ---------   -----------   -----------
 1           5.00          3      NONE        NONE         YES           YES
 2           5.00          3      NONE        NONE         YES           YES
 3           5.00          3      NONE        NONE         YES           YES

RENEWAL MINIMUM RENT:
MARKET RATE RETR MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE CPIG PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

GLOBAL GROUPING
GLOBAL RECOVERY G15%

RENEWAL COMMISSIONS:     GROWTH RATE BCOM
RENEWAL PAYOUT:          CASHED OUT

RENEWAL ALTERATIONS:     MARKET RATE BTIR
RENEWAL PAYOUT:          CASHED OUT

-------------------------------------------------------------------------------

# 6 - SUITE A6           ST. MAXIMILIAN
BASE LEASE DATES:        8/1994 TO 11/1997
TYPE OF TENANT:          OFFICE
SQUARE FOOTAGE:          5,777


                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
INITIAL RENT -  13.71/SF/YR
CHANGING TO  -  15.79/SF/YR ON 11/1996

RECOVERIES:

GLOBAL GROUPING
GLOBAL RECOVERY G-5%

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

            LENGTH      VACANT    SQ FT    MONTHS OF
TERM     YEARS.MONTHS   MONTHS  INCREASE   FREE RENT   COMMISSIONS   ALTERATIONS
----     ------------   ------  --------   ---------   -----------   -----------
 1          5.00          3       NONE       NONE          YES           YES
 2          5.00          3       NONE       NONE          YES           YES
 3          5.00          3       NONE       NONE          YES           YES

RENEWAL MINIMUM RENT:
MARKET RATE LOWR MULTIPLIED By 1.000
INCREASING AT GROWTH RATE CPIG PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

GLOBAL GROUPING
GLOBAL RECOVERY G15%

RENEWAL COMMISSIONS:  GROWTH RATE BCOM
RENEWAL PAYOUT:       CASHED OUT

RENEWAL ALTERATIONS:  MARKET RATE BTIR
RENEWAL PAYOUT:       CASHED OUT

--------------------------------------------------------------------------------

# 7 - SUITE A8         POSTAL CLUB
BASE LEASE DATES:      2/1992 TO 12/1998
TYPE OF TENANT:        OFFICE
SQUARE FOOTAGE:        1,066
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
1997 VALUE -  17.02/SF/YR
THEREAFTER -  GROWING AT GROWTH RATE CPIG

GLOBAL GROUPING
GLOBAL RECOVERY G15%

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

            LENGTH      VACANT    SQ FT    MONTHS OF
TERM     YEARS.MONTHS   MONTHS  INCREASE   FREE RENT   COMMISSIONS   ALTERATIONS
----     ------------   ------  --------   ---------   -----------   -----------
 1           5.00         3       NONE        NONE         YES           YES
 2           5.00         3       NONE        NONE         YES           YES
 3           5.00         3       NONE        NONE         YES           YES


                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

RENEWAL MINIMUM RENT:
MARKET RATE RETR MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE CPIG PER YEAR DURING EACH RENEWAL TERM
RENEWAL RECOVERIES:

GLOBAL GROUPING
GLOBAL RECOVERY G15%

RENEWAL COMMISSIONS: GROWTH RATE BCOM
RENEWAL PAYOUT:      CASHED OUT

RENEWAL ALTERATIONS: MARKET RATE BTIR
RENEWAL PAYOUT:      CASHED OUT

-------------------------------------------------------------------------------

# 8 - SUITE A9         TWO FOR ONE PHOTO
BASE LEASE DATES:      9/1991 TO 11/1996
TYPE OF TENANT:        OFFICE
SQUARE FOOTAGE:        1,066
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
1997 VALUE -   28.06/SF/YR
THEREAFTER - GROWING AT GROWTH RATE CPIG

RECOVERIES:

GLOBAL GROUPING
GLOBAL RECOVERY G15%

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

            LENGTH      VACANT    SQ FT    MONTHS OF
TERM     YEARS.MONTHS   MONTHS  INCREASE   FREE RENT   COMMISSIONS   ALTERATIONS
----     ------------   ------  --------   ---------   -----------   -----------
 1           5.00          3      NONE        NONE         YES           YES
 2           5.00          3      NONE        NONE         YES           YES
 3           5.00          3      NONE        NONE         YES           YES

RENEWAL MINIMUM RENT:
MARKET RATE RETR MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE CPIG PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

GLOBAL GROUPING
GLOBAL RECOVERY G15%

RENEWAL COMMISSIONS:   GROWTH RATE BCOM
RENEWAL PAYOUT:        CASHED OUT

RENEWAL ALTERATIONS:   MARKET RATE BTIR
RENEWAL PAYOUT:        CASHED OUT

-------------------------------------------------------------------------------

# 9 - SUITE A10        BALEJIAN
BASE LEASE DATES:      12/1994 TO 4/2005
TYPE OF TENANT:        OFFICE
SQUARE FOOTAGE:        1,086
SUBJECT TO VACANCY ALLOWANCE


                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

MINIMUM RENT:
INITIAL RENT - 15.00/SF/YR
CHANGING TO  - 18.00/SF/YR ON 12/2000

RECOVERIES:

GLOBAL GROUPING
GLOBAL RECOVERY G15%

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

            LENGTH      VACANT    SQ FT    MONTHS OF
TERM     YEARS.MONTHS   MONTHS  INCREASE   FREE RENT   COMMISSIONS   ALTERATIONS
----     ------------   ------  --------   ---------   -----------   -----------
 1           5.00         3       NONE        NONE         YES           YES
 2           5.00         3       NONE        NONE         YES           YES

RENEWAL MINIMUM RENT:
MARKET RATE RETR MULTIPLIED By 1.000
INCREASING AT GROWTH RATE CPIG PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

GLOBAL GROUPING
GLOBAL RECOVERY G15%

RENEWAL COMMISSIONS:  GROWTH RATE BCOM
RENEWAL PAYOUT:       CASHED OUT

RENEWAL ALTERATIONS:  MARKET RATE BTIR
RENEWAL PAYOUT:       CASHED OUT

-------------------------------------------------------------------------------

# 10 - SUITE All      VACANT
BASE LEASE DATES:     12/1996 TO 11/2001
TYPE OF TENANT:       OFFICE
SQUARE FOOTAGE:       1,086
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
1997 VALUE - MARKET RATE LOWR
THEREAFTER - GROWING AT GROWTH RATE CPIG

RECOVERIES:

GLOBAL GROUPING
GLOBAL RECOVERY G15%

COMMISSIONS: GROWTH RATE NCOM
PAYOUT:      CASHED OUT

ALTERATIONS:  MARKET RATE NTIR
PAYOUT:       CASHED OUT

SPECULATIVE RENEWALS:

            LENGTH      VACANT    SQ FT    MONTHS OF
TERM     YEARS.MONTHS   MONTHS  INCREASE   FREE RENT   COMMISSIONS   ALTERATIONS
----     ------------   ------  --------   ---------   -----------   -----------
 1           5.00         3       NONE        NONE         YES           YES
 2           5.00         3       NONE        NONE         YES           YES

RENEWAL MINIMUM RENT:


                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

MARKET RATE LOWR MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE CPIG PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

GLOBAL GROUPING
GLOBAL RECOVERY G15%

RENEWAL COMMISSIONS:    GROWTH RATE BCOM
RENEWAL PAYOUT:         CASHED OUT

RENEWAL ALTERATIONS:    MARKET RATE BTIR
RENEWAL PAYOUT:         CASHED OUT

-------------------------------------------------------------------------------

# 11 - SUITE #1         VONS PAVILIONS
BASE LEASE DATES:       7/1991 TO 6/2021
TYPE OF TENANT:         OFFICE
SQUARE FOOTAGE:         1
NOT SUBJECT TO VACANCY  ALLOWANCE

MINIMUM RENT:
1997 VALUE - %59300.00/SF/YR
THEREAFTER - GROWING AT GROWTH RATE CPIG

RECOVERIES: NONE

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS: NONE

-------------------------------------------------------------------------------

# 12 - SUITE C1         PAPER POST
BASE LEASE DATES:       9/1996 TO 8/2001
TYPE OF TENANT:         OFFICE
SQUARE FOOTAGE:         3,040
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
INITIAL RENT       12.00/SF/YR
CHANGING TO        12.60/SF/YR ON 9/1997  (12 MONTHS)
CHANGING TO        13.20/SF/YR ON 9/1998  (24 MONTHS)
CHANGING TO        13.80/SF/YR ON 9/1999  (36 MONTHS)
CHANGING TO        14.40/SF/YR ON 9/2000  (48 MONTHS)

RECOVERIES:

GLOBAL GROUPING
GLOBAL RECOVERY G15%

COMMISSIONS: NONE

ALTERATIONS:    5.00/SF
PAYOUT :        CASHED OUT

SPECULATIVE RENEWALS:

            LENGTH      VACANT    SQ FT    MONTHS OF
TERM     YEARS.MONTHS   MONTHS  INCREASE   FREE RENT   COMMISSIONS   ALTERATIONS
----     ------------   ------  --------   ---------   -----------   -----------
 1           5.00         3       NONE       NONE          YES           YES
 2           5.00         3       NONE       NONE          YES           YES

RENEWAL MINIMUM RENT:

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

MARKET RATE LOWR MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE CPIG PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

GLOBAL GROUPING
GLOBAL RECOVERY G15%

RENEWAL COMMISSIONS:  GROWTH RATE BCOM
RENEWAL PAYOUT:       CASHED OUT

RENEWAL ALTERATIONS:  MARKET RATE BTIR
RENEWAL PAYOUT:       CASHED OUT

-------------------------------------------------------------------------------

# 13 - SUITE C2        TIDAL WAVE C2
BASE LEASE DATES:      3/1992 TO 8/2002
TYPE OF TENANT:        OFFICE
SQUARE FOOTAGE:        3,740
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
INITIAL RENT-    19.47/SF/YR
CHANGING TO -    20.25/SF/YR ON 3/1997
CHANGING TO -    21.06/SF/YR ON 3/1998
CHANGING TO -    21.90/SF/YR ON 3/1999
CHANGING TO -    22.78/SF/YR ON 3/2000
CHANGING TO -    23.69/SF/YR ON 3/2001
CHANGING TO -    24.64/SF/YR ON 3/2002

RECOVERIES:

GLOBAL GROUPING
GLOBAL RECOVERY G15%

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

            LENGTH      VACANT    SQ FT    MONTHS OF
TERM     YEARS.MONTHS   MONTHS  INCREASE   FREE RENT   COMMISSIONS   ALTERATIONS
----     ------------   ------  --------   ---------   -----------   -----------
 1           5.00         3       NONE        NONE         YES           YES
 2           5.00         3       NONE        NONE         YES           YES

RENEWAL MINIMUM RENT:
MARKET RATE RETR MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE CPIG PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

GLOBAL GROUPING
GLOBAL RECOVERY G15%

RENEWAL COMMISSIONS:   GROWTH RATE BCOM
RENEWAL PAYOUT:        CASHED OUT

RENEWAL ALTERATIONS:   MARKET RATE BTIR
RENEWAL PAYOUT:        CASHED OUT

-------------------------------------------------------------------------------

# 14 - SUITE D1         LACOMBE KARATE
BASE LEASE DATES:       3/1994 TO 2/1999
TYPE OF TENANT:         OFFICE


                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

SQUARE FOOTAGE:          2,338
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
INITIAL RENT -    13.20/SF/YR

RECOVERIES:

GLOBAL GROUPING
GLOBAL RECOVERY G15%

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

            LENGTH      VACANT    SQ FT    MONTHS OF
TERM     YEARS.MONTHS   MONTHS  INCREASE   FREE RENT   COMMISSIONS   ALTERATIONS
----     ------------   ------  --------   ---------   -----------   -----------
 1           5.00         3       NONE       NONE          YES           YES
 2           5.00         3       NONE       NONE          YES           YES
 3           5.00         3       NONE       NONE          YES           YES

RENEWAL MINIMUM RENT:
MARKET RATE LOWR MULTIPLIED BY   1.000
INCREASING AT GROWTH RATE CPIG PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

GLOBAL GROUPING
GLOBAL RECOVERY G15%

RENEWAL COMMISSIONS:  GROWTH RATE BCOM
RENEWAL PAYOUT:       CASHED OUT

RENEWAL ALTERATIONS:  MARKET RATE BTIR
RENEWAL PAYOUT:       CASHED OUT

-------------------------------------------------------------------------------

# 15 - SUITE D2         CLUBHOUSE CLEANERS
BASE LEASE DATES:       1/1992 TO 1/2002
TYPE OF TENANT:         OFFICE
SQUARE FOOTAGE:         1,566
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
1997 VALUE - 30.10/SF/YR
THEREAFTER - GROWING AT GROWTH RATE CPIG

RECOVERIES:

GLOBAL GROUPING
GLOBAL RECOVERY G15%

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

            LENGTH      VACANT    SQ FT    MONTHS OF
TERM     YEARS.MONTHS   MONTHS  INCREASE   FREE RENT   COMMISSIONS   ALTERATIONS
----     ------------   ------  --------   ---------   -----------   -----------
 1           5.00         3       NONE       NONE          YES           YES
 2           5.00         3       NONE       NONE          YES           YES


                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

RENEWAL MINIMUM RENT:
MARKET RATE RETR MULTIPLIED By 1.000
INCREASING AT GROWTH RATE CPIG PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

GLOBAL GROUPING
GLOBAL RECOVERY G15%

RENEWAL COMMISSIONS:  GROWTH RATE BCOM
RENEWAL PAYOUT:       CASHED OUT

RENEWAL ALTERATIONS:  MARKET RATE BTIR
RENEWAL PAYOUT:       CASHED OUT

-------------------------------------------------------------------------------

# 16 - SUITE D3         VACANT
BASE LEASE DATES:       4/1997 TO 3/2002
TYPE OF TENANT:         OFFICE
SQUARE FOOTAGE:         1,353
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
1998 VALUE - MARKET RATE RETR
THEREAFTER - GROWING AT GROWTH RATE CPIG

RECOVERIES:

GLOBAL GROUPING
GLOBAL RECOVERY G15%

COMMISSIONS: GROWTH RATE NCOM
PAYOUT:      CASHED OUT

ALTERATIONS:   MARKET RATE NTIR
PAYOUT:        CASHED OUT

SPECULATIVE RENEWALS:

            LENGTH      VACANT    SQ FT    MONTHS OF
TERM     YEARS.MONTHS   MONTHS  INCREASE   FREE RENT   COMMISSIONS   ALTERATIONS
----     ------------   ------  --------   ---------   -----------   -----------
 1           5.00         3       NONE        NONE         YES           YES
 2           5.00         3       NONE        NONE         YES           YES

RENEWAL MINIMUM RENT:
MARKET RATE RETR MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE CPIG PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

GLOBAL GROUPING
GLOBAL RECOVERY G15%

RENEWAL COMMISSIONS:    GROWTH RATE BCOM
RENEWAL PAYOUT:         CASHED OUT

RENEWAL ALTERATIONS:    MARKET RATE BTIR
RENEWAL PAYOUT:         CASHED OUT

-------------------------------------------------------------------------------

# 17 - SUITE D4          SERENDIPITY
BASE LEASE DATES:        7/1996 TO 7/1997
TYPE OF TENANT:          OFFICE
SQUARE FOOTAGE:          1,343
SUBJECT TO VACANCY ALLOWANCE


                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

MINIMUM RENT:
1997 VALUE -   18.00/SF/YR
THEREAFTER -   GROWING AT GROWTH RATE CPIG

RECOVERIES:

GLOBAL GROUPING
GLOBAL RECOVERY G15%

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

            LENGTH      VACANT    SQ FT    MONTHS OF
TERM     YEARS.MONTHS   MONTHS  INCREASE   FREE RENT   COMMISSIONS   ALTERATIONS
----     ------------   ------  --------   ---------   -----------   -----------
 1           5.00         3       NONE        NONE         YES           YES
 2           5.00         3       NONE        NONE         YES           YES
 3           5.00         3       NONE        NONE         YES           YES

RENEWAL MINIMUM RENT:
MARKET RATE RETR MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE CPIG PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

GLOBAL GROUPING
GLOBAL RECOVERY G15%

RENEWAL COMMISSIONS:    GROWTH RATE BCOM
RENEWAL PAYOUT:         CASHED OUT

RENEWAL ALTERATIONS:    MARKET RATE BTIR
RENEWAL PAYOUT:         CASHED OUT

-------------------------------------------------------------------------------

# 18 - SUITE D5         BASKIN ROBBINS
BASE LEASE DATES:       11/1991 TO 10/2001
TYPE OF TENANT:         OFFICE
SQUARE FOOTAGE:         1,315
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
INITIAL RENT -  19.16/SF/YR
CHANGING TO  -  19.32/SF/YR ON 11/1996
CHANGING TO  -  20.28/SF/YR ON 11/1997
CHANGING T0  -  21.24/SF/YR ON 11/1998

RECOVERIES:

GLOBAL GROUPING
GLOBAL RECOVERY G15%

COMMISSIONS: NONE

ALTERATIONS: NONE
SPECULATIVE RENEWALS:

            LENGTH      VACANT    SQ FT    MONTHS OF
TERM     YEARS.MONTHS   MONTHS  INCREASE   FREE RENT   COMMISSIONS   ALTERATIONS
----     ------------   ------  --------   ---------   -----------   -----------
 1           5.00         3       NONE        NONE         YES           YES
 2           5.00         3       NONE        NONE         YES           YES

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

RENEWAL MINIMUM RENT:
MARKET RATE RETR MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE CPIG PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

GLOBAL GROUPING
GLOBAL RECOVERY G15%

RENEWAL COMMISSIONS: GROWTH RATE BCOM
RENEWAL PAYOUT:      CASHED OUT

RENEWAL ALTERATIONS: MARKET RATE BTIR
RENEWAL PAYOUT:      CASHED OUT

-------------------------------------------------------------------------------

# 19 - SUITE D6          ONE IN A MILLION
BASE LEASE DATES:        11/1991 TO 2/1997
TYPE OF TENANT:          OFFICE
SQUARE FOOTAGE:          1,310
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
1997 VALUE - 24.66/SF/YR
THEREAFTER - GROWING AT GROWTH RATE CPIG

RECOVERIES:

GLOBAL GROUPING
GLOBAL RECOVERY G10%

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

            LENGTH      VACANT    SQ FT    MONTHS OF
TERM     YEARS.MONTHS   MONTHS  INCREASE   FREE RENT   COMMISSIONS   ALTERATIONS
----     ------------   ------  --------   ---------   -----------   -----------
 1           5.00          3      NONE        NONE        YES           YES
 2           5.00          3      NONE        NONE        YES           YES
 3           5.00          3      NONE        NONE        YES           YES

RENEWAL MINIMUM RENT:
MARKET RATE RETR MULTIPLIED By 1.000
INCREASING AT GROWTH RATE CPIG PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

GLOBAL GROUPING
GLOBAL RECOVERY G15%

RENEWAL COMMISSIONS:     GROWTH RATE BCOM
RENEWAL PAYOUT:          CASHED OUT

RENEWAL ALTERATIONS:     MARKET RATE BTIR
RENEWAL PAYOUT:          CASHED OUT

-------------------------------------------------------------------------------

# 20 - SUITE D7          TOY ATTIC
BASE LEASE DATES:        7/1996 TO 6/2002
TYPE OF TENANT:          OFFICE
SQUARE FOOTAGE:          1,346
SUBJECT TO VACANCY ALLOWANCE


                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

MINIMUM RENT:
INITIAL RENT -  18.60/SF/YR

RECOVERIES:

GLOBAL GROUPING
GLOBAL RECOVERY G15%

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

            LENGTH      VACANT    SQ FT    MONTHS OF
TERM     YEARS.MONTHS   MONTHS  INCREASE   FREE RENT   COMMISSIONS   ALTERATIONS
----     ------------   ------  --------   ---------   -----------   -----------
 1           5.00         3       NONE        NONE         YES           YES
 2           5.00         3       NONE        NONE         YES           YES

RENEWAL MINIMUM RENT:
MARKET RATE RETR MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE CPIG PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

GLOBAL GROUPING
GLOBAL RECOVERY G15%

RENEWAL COMMISSIONS:  GROWTH RATE BCOM
RENEWAL PAYOUT:       CASHED OUT

RENEWAL ALTERATIONS:  MARKET RATE BTIR
RENEWAL PAYOUT:       CASHED OUT

-------------------------------------------------------------------------------

# 21 - SUITE D8         ILENE'S
BASE LEASE DATES:       1/1992 TO 12/1999
TYPE OF TENANT:         OFFICE
SQUARE FOOTAGE:         2,090
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
INITIAL RENT -   21.15/SF/YR

RECOVERIES:

GLOBAL GROUPING
GL08AL RECOVERY G10%

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

            LENGTH      VACANT    SQ FT    MONTHS OF
TERM     YEARS.MONTHS   MONTHS  INCREASE   FREE RENT   COMMISSIONS   ALTERATIONS
----     ------------   ------  --------   ---------   -----------   -----------
 1           5.00         3       NONE        NONE         YES           YES
 2           5.00         3       NONE        NONE         YES           YES
 3           5.00         3       NONE        NONE         YES           YES

RENEWAL MINIMUM RENT:
MARKET RATE RETR MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE CPIG PER YEAR DURING EACH RENEWAL TERM


                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

RENEWAL RECOVERIES:

GLOBAL GROUPING
GLOBAL RECOVERY G15%

RENEWAL COMMISSIONS: GROWTH RATE BCOM
RENEWAL PAYOUT:      CASHED OUT

RENEWAL ALTERATIONS: MARKET RATE BTIR
RENEWAL PAYOUT:      CASHED OUT

-------------------------------------------------------------------------------

# 22 - SUITE D10       JAMIES HAIR DESIGN
BASE LEASE DATES:      3/1992 TO 3/2001
TYPE OF TENANT:        OFFICE
SQUARE FOOTAGE:        3,422
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
INITIAL RENT -   19.20/SF/YR

RECOVERIES:

GLOBAL GROUPING
GLOBAL RECOVERY G15%

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

            LENGTH      VACANT    SQ FT    MONTHS OF
TERM     YEARS.MONTHS   MONTHS  INCREASE   FREE RENT   COMMISSIONS   ALTERATIONS
----     ------------   ------  --------   ---------   -----------   -----------
 1           5.00         3       NONE       NONE          YES           YES
 2           5.00         3       NONE       NONE          YES           YES

RENEWAL MINIMUM RENT:
MARKET RATE RETR MULTIPLIED By 1.000
INCREASING AT GROWTH RATE CPIG PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

GLOBAL GROUPING
GLOBAL RECOVERY G15%

RENEWAL COMMISSIONS:   GROWTH RATE BCOM
RENEWAL PAYOUT:        CASHED OUT

RENEWAL ALTERATIONS:   MARKET RATE BTIR
RENEWAL PAYOUT:        CASHED OUT

-------------------------------------------------------------------------------

# 23 - SUITE D11        THAI RANCH
BASE LEASE DATES:       1/1992 TO 12/2001
TYPE OF TENANT:         OFFICE
SQUARE FOOTAGE:         1,746
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
1997 VALUE -    28.08/SF/YR
THEREAFTER - GROWING AT GROWTH RATE CPIG

RECOVERIES:


                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

GLOBAL GROUPING
GLOBAL RECOVERY GNET

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

            LENGTH      VACANT    SQ FT    MONTHS OF
TERM     YEARS.MONTHS   MONTHS  INCREASE   FREE RENT   COMMISSIONS   ALTERATIONS
----     ------------   ------  --------   ---------   -----------   -----------
 1           5.00         3       NONE        NONE         YES           YES
 2           5.00         3       NONE        NONE         YES           YES

RENEWAL MINIMUM RENT:
MARKET RATE RETR MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE CPIG PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

GLOBAL GROUPING
GLOBAL RECOVERY G15%

RENEWAL COMMISSIONS:  GROWTH RATE BCOM
RENEWAL PAYOUT:       CASHED OUT

RENEWAL ALTERATIONS:  MARKET RATE BTIR
RENEWAL PAYOUT:       CASHED OUT

-------------------------------------------------------------------------------

# 24 - SUITE D12       LAMPOST PIZZA
BASE LEASE DATES:      12/1991 TO 11/2001
TYPE OF TENANT:        OFFICE
SQUARE FOOTAGE:        3,630
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
INITIAL RENT - 22.96/SF/YR
CHANGING TO  - 24.80/SF/YR ON 12/1997
CHANGING TO  - 26.78/SF/YR ON 12/2000

RECOVERIES:

GLOBAL GROUPING
GLOBAL RECOVERY G10%

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

            LENGTH      VACANT    SQ FT    MONTHS OF
TERM     YEARS.MONTHS   MONTHS  INCREASE   FREE RENT   COMMISSIONS   ALTERATIONS
----     ------------   ------  --------   ---------   -----------   -----------
 1           5.00         3       NONE        NONE         YES           YES
 2           5.00         3       NONE        NONE         YES           YES

RENEWAL MINIMUM RENT:
MARKET RATE ENDR MULTIPLIED BY 1.000
INCREASING AT GROWTH RATE CPIG PER YEAR DURING EACH RENEWAL TERM

RENEWAL RECOVERIES:

GLOBAL GROUPING
GLOBAL RECOVERY G15%


                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

RENEWAL COMMISSIONS:    GROWTH RATE BCOM
RENEWAL PAYOUT:         CASHED OUT

RENEWAL ALTERATIONS:    MARKET RATE BTIR
RENEWAL PAYOUT:         CASHED OUT

-------------------------------------------------------------------------------

# 25 - SUITE E1          TUTOR TIME
BASE LEASE DATES:        5/1994 TO 4/2004
TYPE OF TENANT:          OFFICE
SQUARE FOOTAGE:          6,500
SUBJECT TO VACANCY ALLOWANCE

1NITIAL RENT:
INITIAL RENT    - 17.40/SF/YR
CHANGING TO     - 18.12/SF/YR ON 5/1996
CHANGING TO     - 19.56/SF/YR ON 5/1997
CHANGING TO     - 20.40/SF/YR ON 5/1998
CHANGING TO     - 21.12/SF/YR ON 5/1999
CHANGING TO     - 22.08/SF/YR ON 5/2000
CHANGING TO     - 22-92/SF/YR ON 5/2001
CHANGING TO     - 23.88/SF/YR ON 5/2002

RECOVERIES:

GLOBAL GROUPING
GLOBAL RECOVERY G15%

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

            LENGTH      VACANT    SQ FT    MONTHS OF
TERM     YEARS.MONTHS   MONTHS  INCREASE   FREE RENT   COMMISSIONS   ALTERATIONS
----     ------------   ------  --------   ---------   -----------   -----------
 1           5.00         3       NONE       NONE          YES           YES
 2           5.00         3       NONE       NONE          YES           YES

RENEWAL MINIMUM RENT:
MARKET RATE PADR MULTIPLIED BY 1.000
WITH PERCENTAGE STEPS OF
9.00 AFTER MONTH 30

RENEWAL RECOVERIES:

GLOBAL GROUPING
GLOBAL RECOVERY G15%

RENEWAL COMMISSIONS:  GROWTH RATE BCOM
RENEWAL PAYOUT:       CASHED OUT

RENEWAL ALTERATIONS:  MARKET RATE BTIR
RENEWAL PAYOUT:       CASHED OUT

-------------------------------------------------------------------------------

# 26 - SUITE F1         PRUDENTIAL REALTY
BASE LEASE DATES:       11/1994 TO 10/1999
TYPE OF TENANT:         OFFICE
SQUARE FOOTAGE:         3,370
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
INITIAL RENT -   22.26/SF/YR
CHANGING TO  -   22.80/SF/YR ON 11/1998


                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

RECOVERIES:

GLOBAL GROUPING
GLOBAL RECOVERY G10%

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

            LENGTH      VACANT    SQ FT    MONTHS OF
TERM     YEARS.MONTHS   MONTHS  INCREASE   FREE RENT   COMMISSIONS   ALTERATIONS
----     ------------   ------  --------   ---------   -----------   -----------
 1           5.00         3       NONE        NONE         YES           YES
 2           5.00         3       NONE        NONE         YES           YES
 3           5.00         3       NONE        NONE         YES           YES

RENEWAL MINIMUM RENT:
MARKET RATE PADR MULTIPLIED By 1.000
WITH PERCENTAGE STEPS OF
9.00 AFTER MONTH 30

RENEWAL RECOVERIES:

GLOBAL GROUPING
GLOBAL RECOVERY G15%

RENEWAL COMMISSIONS:  GROWTH RATE BCOM
RENEWAL PAYOUT:       CASHED OUT

RENEWAL ALTERATIONS:  MARKET RATE BTIR
RENEWAL PAYOUT:       CASHED OUT

-------------------------------------------------------------------------------

# 27 - SUITE F2        BANK OF AMERICA
BASE LEASE DATES:      5/1992 TO 4/2002
TYPE OF TENANT:        OFFICE
SQUARE FOOTAGE:        4,484
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
INITIAL RENT -  30.48/SF/YR
CHANGING TO  -  34.29/SF/YR ON 5/1997
CHANGING TO  -  38.58/SF/YR ON 5/1998

RECOVERIES:

GLOBAL GROUPING
GLOBAL RECOIVERY G10%

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

            LENGTH      VACANT    SQ FT    MONTHS OF
TERM     YEARS.MONTHS   MONTHS  INCREASE   FREE RENT   COMMISSIONS   ALTERATIONS
----     ------------   ------  --------   ---------   -----------   -----------
 1           5.00         3       NONE        NONE         YES           YES
 2           5.00         3       NONE        NONE         YES           YES

RENEWAL MINIMUM RENT:
MARKET RATE PADR MULTIPLIED BY 1.000
WITH PERCENTAGE STEPS OF
9.00 AFTER MONTH 30


                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

RENEWAL RECOVERIES:

GLOBAL GROUPING
GLOBAL RECOVERY G15%

RENEWAL COMMISSIONS:   GROWTH RATE BCOM
RENEWAL PAYOUT:        CASHED OUT

RENEWAL ALTERATIONS:   MARKET RATE BTIR
RENEWAL PAYOUT:        CASHED OUT

-------------------------------------------------------------------------------

# 28 - SUITE G1        WORLD SAVINGS
BASE LEASE DATES:      8/1996 To 7/2016
TYPE OF TENANT:        OFFICE
SQUARE FOOTAGE:             1
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
1997 VALUE - 6500.00/SF/YR
THEREAFTER - GROWING AT GROWTH RATE CPIG

RECOVERIES: NONE

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS: NONE


                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

------------------------------------------------------------------------------------------------------------------------------------
                      CUSHMAN & WAKEFIELD (R) VALUATION ADVISORY SERVICES NATIONAL INVESTOR SURVEY -- WINTER 1995
------------------------------------------------------------------------------------------------------------------------------------
                    GOING-IN            TERMINAL              IRR                INCOME             EXPENSE            PROJECTION
                    CAP RATE            CAP RATE                                 GROWTH             GROWTH               PERIOD
------------------------------------------------------------------------------------------------------------------------------------
                 LOW       HIGH      LOW       HIGH      LOW       HIGH      LOW       HIGH      LOW       HIGH           YEARS
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
OFFICES -- URBAN, CLASS A
------------------------------------------------------------------------------------------------------------------------------------
                10.00%    10.50%    10.00%    10.00%    12.00%    13.00%     3.00%     3.00%     4.00%     4.00%           10
                 9.50      9.75      9.75     10.00     11.75     12.25      3.00      3.50      3.50      3.50            10
                 9.00      9.00      9.00      9.00     12.00     12.00      0.00     10.00      4.00      4.00            10
                 8.00     10.00      9.00     11.00     10.00     13.00      0.00      4.00      4.00      4.00            10
                 8.00     10.00      9.00      9.00     11.00     13.00      4.00      5.00      4.00      4.00            10
                 7.50      9.00      8.00      9.50     10.50     11.50      2.00      3.50      3.50      3.50            10
                 9.00     10.00     10.00     11.00     11.00     13.00      4.00      4.00      4.00      4.00            10
                 9.50     10.00     10.00     10.50     11.40     11.70      3.00      4.00      3.50      4.50            10
                12.00     12.00     10.00     10.00     15.00     15.00      3.00      4.00      2.00      4.00            10
                12.00     12.00     12.00     12.00     14.00     14.00      3.00      3.00      3.00      3.00            10
                 8.50      9.00      9.00      9.50     12.00     12.50      2.00      3.00      2.00      3.00            10
                 9.50     10.00     10.00     11.00     12 .00    13.00      3.00      3.00      3.00      3.00            10
                 --        --        8.00      9.00      --        --        --        --        --        --              --
                10.00     10.00     10.00     10.00     12.50     12.50      2.00      3.00      3.00      3.00            10
                 7.00      8.00      9.00      9.00     11.00     11.00      6.00      6.00      4.00      4.00            10
                 8.00      9.00      9.00     10.00     11.00     12.00      3.00      3.00      3.00      3.00            10
                 9.00      9.25     10.00     10.25     12.00     12.00      4.00      4.00      4.00      4.00            10

Responses          16        16        17        17        16        16        15        15        15        16
Average (%)      9.16      9.84      9.51     10.04     11.82     12.59      2.81      4.13      3.41      3.66


------------------------------------------------------------------------------------------------------------------------------------
OFFICES -- SUBURBAN
------------------------------------------------------------------------------------------------------------------------------------
                 9.50%    11.00%     9.00%    10.50%    14.00%    14.00%     3.25%     3.25%     4.00%     4.00%            5
                 9.00      9.00      9.00      9.50     11.00     11.00      5.00      5.00      4.00      4.00            10
                 9.00     10.00      9.50     10.00     11.50     12.50      --        --        3.50      3.50            10
                 9.50      9.75      9.75     10.00     11.75     12.25      3.50      4.00      3.50      3.50            10
                 9.00      9.00      9.00      9.00     12.00     12.00      4.00     15.00      4.00      4.00            10
                 9.00     11.00      9.75     12.00     11 .00    14.00      0.00      4.00      4.00      4.00            10
                 9.00     10.50      9.50     11.00     11.50     12.00      2.00      3.50      3.50      3.50            10
                 8.00      9.50      9.00     10.50     11.00     12.00      4.00      4.00      4.00      4.00            10
                 9.50      9.75      9.75     10.50     11.40     11.70      3.00      4.00      3.50      4.50            10
                12.00     12.00     10.00     10.00     15.00     15.00      3.00      4.00      2.00      4.00             5
                10.00     10.00     10.00     10.00     12.00     12.00      4.00      4.00      3.00      3.00            10
                 8.50      9.00      9.00      9.50     12.00     12.50      3.00      5.00      3.00      4.00            10
                 9.00     10.00      9.50     10.50     12.00     12.50      3.00      3.00      3.00      3.00            10
                 --        --        9.00      9.00      --        --        --        --        --        --              --
                10.50     10.50     10.50     10.50     12.50     12.50      2.00      3.00      3.00      3.00            10
                 9.00     10.00      9.00      9.00     15.00     15.50      5.00      5.00      3.00      3.00           5-7
                 9.00      9.00      9.00      9.00     11.25     11.25      5.00      5.00      4.00      4.00            10
                 8.00      9.00      9.00     10.00     11.00     12.00      3.00      3.00      3.00      3.00            10
                 9.00      9.25     10.00     10.25     12.00     12.00      4.00      4.00      4.00      4.00            10

Responses          18        18        19        19        18        18        17        17        18        18
Average (%)      9.25      9.90      9.43     10.04     12.11     12.59      3.34      4.63      3.44      3.67


                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

------------------------------------------------------------------------------------------------------------------------------------
                      CUSHMAN & WAKEFIELD (R) VALUATION ADVISORY SERVICES NATIONAL INVESTOR SURVEY -- WINTER 1995
------------------------------------------------------------------------------------------------------------------------------------
                    GOING-IN            TERMINAL              IRR                INCOME             EXPENSE            PROJECTION
                    CAP RATE            CAP RATE                                 GROWTH             GROWTH               PERIOD
------------------------------------------------------------------------------------------------------------------------------------
                 LOW       HIGH      LOW       HIGH      LOW       HIGH      LOW       HIGH      LOW       HIGH           YEARS
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL
------------------------------------------------------------------------------------------------------------------------------------
                 9.00%     9.00%     9.50%     9.50%    11.50%    11.50%     4.00%     4.00%     4.00%     4.00%           10
                 8.50     10.00      9.50     10.00     11.50     12.50      --        --        3.50      3.50            10
                 9.00      9.25      9.50      9.75     11.50     11.75      3.50      4.00      3.50      3.50            10
                 9.00      9.00      9.50      9.50     11.50     11.50      2.00      8.00      4.00      4.00            10
                 9.00     10.00      9.75     12.00     10.00     13.00      2.00      4.00      4.00      4.00            10
                 9.00     10.00     10.00     11.00     11.50     12.50      4.00      4.00      4.00      4.00            10
                 9.00      9.50      9.50      9.75     11.20     11.50      3.00      3.50      3.50      4.00            10
                12.00     12.00     10.00     10.00     14.00     14.00      2.00      3.00      --        --               3
                 8.50      8.50      9.00      9.50     11.00     11.50      4.00      4.00      4.00      4.00            10
                 9.00      9.50      9.50     10.00     11.25     11.75      3.00      3.00      3.00      3.00            10
                 --        --        9.00     10.00      --        --        --        --        --        --              --
                 9.00      9.00      9.50      9.50     11.25     11.25      4.00      4.50      4.00      4.00            10
                 9.00      9.25     10.00     10.25     12.00     12.00      4.00      4.00      4.00      4.00            10

Responses          12        12        13        13        12        12        11        11        11        11
Average (%)      9.17      9.58      9.56     10.06     11.52     12.06      3.23      4.18      3.77      3.82


------------------------------------------------------------------------------------------------------------------------------------
RETAIL, COMMUNITY, AND NEIGHBORHOOD CENTERS
------------------------------------------------------------------------------------------------------------------------------------
                 9.50%    11.00%     9.00%    10.50%    14.00%    14.00%     3.25%     3.25%     4.00%     4.00%            5
                 9.00     10.00      9.00     10.00     11.50     12.50      3.50      3.50      3.50      3.50            10
                 9.50      9.75      9.75     10.00     11.50     11.75      3.50      4.00      3.50      3.50            10
                 9.50      9.50     10.00     10.00     12.50     12-50      0.00      4.00      4.00      4.00            10
                 9.00     10.50      9.75     11.50     10.00     14.00      2.00      4.00      4.00      4.00            10
                10.00     10.00     10.00     10.00     12.00     12.00      4.00      4.00      4.00      4.00            10
                 8.50      9.50      9.50     10.50     11.50     12.50      4.00      4.00      4.00      4.00            10
                 9.50      9.75      9.75     10.00     11.25     11.50      3.00      4.00      3.50      4.50            10
                 8.50      9.00      9.00      9.50     11.00     12.00      3.00      3.00      3.00      3.00            10
                 9.50     10.00     10.00     10.50     11.50     12.50      3.00      3.00      3.00      3.00            10
                 --        --        9.00     10.00      --        --        --        --        --        --              --
                 9.50      9.50     10.00     10.00     12.00     12.00      3.00      3.00      3.00      3.00            10
                 8.50      9.50     10.00     11.00     11.25     12.50      3.00      3.00      3.00      3.00            10
                 9.00      9.25     10.00     10.25     12.00     12.00      4.00      4.00      4.00      4.00            10

Responses          13        13        14        14        13        13        13        13        13        13
Average (%)      9.19      9.79      9.63     10.27     11.69     12.44      3.02      3.60      3.58      3.65

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

------------------------------------------------------------------------------------------------------------------------------------
                      CUSHMAN & WAKEFIELD (R) VALUATION ADVISORY SERVICES NATIONAL INVESTOR SURVEY -- WINTER 1995
------------------------------------------------------------------------------------------------------------------------------------
                    GOING-IN            TERMINAL              IRR                INCOME             EXPENSE            PROJECTION
                    CAP RATE            CAP RATE                                 GROWTH             GROWTH               PERIOD
------------------------------------------------------------------------------------------------------------------------------------
                 LOW       HIGH      LOW       HIGH      LOW       HIGH      LOW       HIGH      LOW       HIGH           YEARS
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
RETAIL, POWER CENTERS, AND "BIG BOX"
------------------------------------------------------------------------------------------------------------------------------------
                 9.25%     9.50%     9.50%    10.00%    11.50%    11.50%     3.00%     3.50%     4.00%     4.00%           10
                 9.50      9.75      9.75     10.00     10.50     11.50      3.50      4.00      3.50      3.50            10
                10.00     10.00     10.00     10.00     12.00     12.00      0.00      4.00      4.00      4.00            10
                 9.00      9.50      9.50     10.00     11.00     12.00      2.00      3.50      3.50      3.50            10
                 8.00      9.00      9.00     10.00     11.00     12.00      4.00      4.00      4.00      4.00            10
                 9.75     10.00      9.75     10.00     11.20     11.50      3.00      3.50      3.50      4.00            10
                 9.00      9.50     10.00     10.00     10.50     11.00      2.50      2.50      2.50      2.50            10
                 9.50     10.00     10.00     10.50     11.50     12.50      3.00      3.00      3.00      3.00            10
                 --        --        8.50      9.50      --        --        --        --        --        --              --
                 9.00      9.00      9.50      9.50     11.50     11.50      3.00      3.00      3.00      3.00            10
                 9.50      9.50      9.75      9.75     11.25     11.25      4.00      4.00      4.00      4.00            10
                 9.00      9.25     10.00     10.25     12.00     12.00      4.00      4.00      4.00      4.00            10

Responses          11        11        12        12        11        11        11        11        11        11
Average (%)      9.23      9.55      9.50      9.96     11.27     11.70      2.91      3.55      3.55      3.59


------------------------------------------------------------------------------------------------------------------------------------
REGIONAL MALLS
------------------------------------------------------------------------------------------------------------------------------------
                 8.00%     8.50%     8.50%     9.00%    10.50%    10.50%     3.00%     3.50%     4.00%     4.00%           10
                 7.75      8.25      8.50      8.75     11.00     11.50      3.50      4.00      3.50      3.50            10
                 7.50      7.50      8.00      8.00     11.50     11.50      0.00      4.00      4.00      4.00            10
                 7.50      9.00      8.00      9.75     10.00     12.00      2.00      4.00      4.00      4.00            10
                 7.00      8.00      7.00      8.00     11.00     11.00      4.00      4.00      4.00      4.00            10
                 7.50      8.00      7.50      9.00     10.50     11.50      2.00      3.50      3.50      3.50            10
                 7.00      8.00      9.00     10.00     10.50     11.50      4.00      4.00      4.00      4.00            10
                 7.50      8.00      8.50      8.50     10.00     11.00      3.00      3.00      3.00      3.00            10
                 7.50      9.00      8.50      8.50     11.50     11.50      4.00      5.00      --        --              10

Responses           9         9         9         9         9         9         9         9         8         8
Average (%)      7.47      8.25      8.17      8.83     10.72     11.33      2.83      3.89      3.75      3.75


                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

-------------------------------------------------------------------------------------------------------------------------------
                       CUSHMAN & WAKEFIELD (R) VALUATION ADVISORY SERVICES NATIONAL INVESTOR SURVEY -- WINTER 1995
-------------------------------------------------------------------------------------------------------------------------------
                          GOING-IN              TERMINAL                 IRR                   IRR                 INCOME
                          CAP RATE              CAP RATE              (Blended)              (Equity)              GROWTH
                     ----------------------------------------------------------------------------------------------------------
                       LOW       HIGH        LOW       HIGH        LOW        HIGH        LOW       HIGH        LOW       HIGH
                     ----------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
LODGING, FULL SERVICE
-------------------------------------------------------------------------------------------------------------------------------
  LUXURY
                      8.00%      9.00%     10.00%     10.00%     15.00%      20.00%     20.00%     25.00%      6.00%      6.00%
                      5.00       7.00      10.50      11.00      12.50       13.00       --         --         4.00       5.00
                     11.00      13.00      11.00      13.00      15.00       15.00      20.00      25.00       4.00       8.00
                     10.50      10.50      10.00      10.00       --          --         --         --         --         --
                     11.00      11.00      13.00      13.00       --          --         --         --         5.00       6.00
                      9.00       9.00      10.00      10.00      13.00       13.00      16.00      16.00       4.00       4.50
                     11.00      12.00      10.00      11.00      12.00       16.00      19.00      23.00       3.00       4.00
                      8.00       8.00      10.00      10.00      12.00       14.00      15.00      20.00       8.00       8.00
                      6.00       8.00       8.00       9.00       --          --        20.00      25.00       5.00       5.00
                      8.50       8.50       9.00       9.00       --          --         --          --        5.00       5.00
                      --         --         8.00      10.00      15.00       18.00      18.00      22.00       --         --

Responses               10         10         11         11          7           7          7          7          9          9
Average(%)            8.80       9.60       9.95      10.55      13.50       15.57      18.29      22.29       4.89       5.72

  FIRST CLASS

                     11.00%     11.00%     11.00%     11.00%    1 5.00       20.00%     20.00%     20.00%      4.00%      4.00%
                     11.00      11.00      13.00      13.00       --          --         --         --         5.00       6.00
                     10.00      10.00      11.00      11.00      15.00       15.00      18.00      18.00       4.00       4.50
                     10.00      10.00      11.00      11.00      15.00       18.00      15.00      20.00      10.00      10.00
                     10.00      10.00      10.50      10.50      16.00       16.00      25.00      25.00       4.00       4.00
                      8.00       9.00      10.00      10.00       --          --        20.00      25.00       5.00       5.00
                     10.00      10.00      10.50      10.50       --          --        22.00      22.00       4.00       4.00
                      --         --         8.00      10.00      15.00       18.00      18.00      22.00       --         --
                      5.00       5.00      10.00      11.00      15.00       15.00       --         --         4.00       4.00
                      8.00       8.00      10.00      10.00      14.50       14.50      20.00      20.00       3.50       3.50
                     10.50      10.50      11.00      11.00      13.00       13.00      20.00      23.00       4.50       4.50

Responses               10         10         11         11          8           8          9          9         10         10
Average(%)            9.35       9.45      10.55      10.82      14.81       16.19      19.78      21.67       4.80       4.95







                         EXPENSE    PROJECTION MANAGEMENT
                         GROWTH       PERIOD      FEE      RESERVES
                     ---------------
                      LOW       HIGH   YEARS   % REVENUE   % REVENUE
                     ------------------------------------------------

---------------------------------------------------------------------
LODGING, FULL SERVICE
---------------------------------------------------------------------
  LUXURY
                     4.00%      4.00%     7       2.50%      4.00%
                     3.00       4.00     10       3.50       4.00
                     4.00       4.00      5       4.00       5.00
                     3.50       5.00     10       4.50       5.00
                     3.00       4.00      5       3.00       4.00
                     3.00       3.00     10       2.50       3.00
                     4.00       4.00      6       3.00       3.50
                     6.00       6.00     10       4.50       5.50
                     3.00       4.00      5       4.00       4.00
                     4.00       4.00      5       3.00       3.00
                     4.00       4.00      5       3.50       4.00

Responses              11         11     11         11         11
Average(%)           3.77       4.18      7       3.45       4.09

  FIRST CLASS

                     4.00%      4.00%     7       2.50%      3.00
                     3.00       4.00      5       3.00       4.00
                     3.00       3.00     10       2.50       3.00
                     5.00       5.00     10       3.50       4.50
                     3.00       3.00      7       2.50       4.00
                     3.00       4.00      5       3.00       4.00
                     4.00       4.00      5       3.00       4.00
                     4.00       4.00      5       3.50       4.00
                     3.00       3.00      5       3.00       4.50
                     3.50       3.50     10       2.00       4.00
                     3.50       3.50     10       3.50       4.00

Responses              11         11     11         11         11
Average(%)           3.55       3.73      7       2.91       3.91


     The blended IRR is the composite return on debt and equity and the rate to be applied to net operating income. The equity return is the rate of return on the equity component of the investment only.


                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

-------------------------------------------------------------------------------------------------------------------------------
                       CUSHMAN & WAKEFIELD (R) VALUATION ADVISORY SERVICES NATIONAL INVESTOR SURVEY -- WINTER 1995
-------------------------------------------------------------------------------------------------------------------------------
                          GOING-IN              TERMINAL                 IRR                   IRR                 INCOME
                          CAP RATE              CAP RATE              (Blended)              (Equity)              GROWTH
                     ----------------------------------------------------------------------------------------------------------
                       LOW       HIGH        LOW       HIGH        LOW        HIGH        LOW       HIGH        LOW       HIGH
                     ----------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
LODGING, LIMITED SERVICE
-------------------------------------------------------------------------------------------------------------------------------
  MID-RATE
                     10.00%     10.00%     12.00%     12.00%      --          --        20.00%     20.00%      4.00%      4.00%
                     10.00      12.00      10.00      12.00      15.00       15.00      20.00      25.00       4.00       8.00
                     11.00      11.00      10.00      10.00       --          --         --         --         --         --
                     10.00      13.00      12.00      14.00      10.00       12.00      12.00      14.00       4.00       4.00
                     12.00      12.00      14.00      14.00       --          --         --         --         2.00       3.00
                     12.00      12.00      13.00      13.00      19.00       19.00      22.00      22.00       3.50       4.00
                     10.50      10.50      12.00      12.00      15.00       20.00      18.00      20.00       5.00       5.00
                      --         --        10.00      11.00       --          --        22.00      22.00       6.00       6.00

Responses                7          7          8          8          4           4          6          6          7          7
Average (%) 10.79    11.50      11.63      12.25      14.75      15.50       19.00      20.50       4.07       4.86       3.63

  ECONOMY

                     10.00%     12.00%     12.00%     12.00%      --          --        18.00%     25.00%      4.00%      4.00%
                     10.00      13.00      12.00      14.00      10.00       12.00      12.00      14.00       4.00       4.00
                     12.50      12.50      14.00      14.00       --          --         --         --         2.00       3.00
                     13.00      13.00      14.00      14.00      21.00       21.00      24.00      24.00       2.50       4.00
                     11.50      11.50      12.00      12.00      15.00       20.00      18.00      20.00       5.00       5.00

Responses                5          5          5          5          3           3          4          4          5          5
Average (%)           1.40      12.40      12.80      13.20      15.33       17.67      18.00      20.75       3.50       4.00


                         EXPENSE    PROJECTION MANAGEMENT
                         GROWTH       PERIOD      FEE      RESERVES
                     ---------------
                      LOW       HIGH   YEARS   % REVENUE   % REVENUE
                     ------------------------------------------------

---------------------------------------------------------------------
LODGING, LIMITED SERVICE
---------------------------------------------------------------------
MID-RATE
                     4.00%      4.00%     7       2.50%      3.00%
                     4.00       4.00      5       4.00       4.50
                     3.50       5.00     10       4.00       5.00
                     3.50       3.50      5       4.00       4.50
                     3.00       4.00      5       3.00       6.00
                     3.00       3.00      5       3.00       3.00
                     4.00       4.00     10       2.50       4.00
                     4.00       4.00      5       5.00       4.00

Responses               8          8      8          8          8
Average (%) 10.79    3.94                 7       3.50       4.25

ECONOMY

                     4.00%      4.00%     7       2.50%      3.00%
                     3.50       3.50      5       4.00       4.50
                     3.00       4.00      5       3.00       6.00
                     3.00       3.00      5       4.00       3.00
                     4.00       4.00     10       2.50       4.00

Responses               5          5      5          5          5
Average (%)          3.50       3.70      6       3.20       4.10

     The blended IRR is the composite return on debt and equity and the rate to be applied to net operating income. The equity return is the rate of return on the equity component of the investment only.


                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

------------------------------------------------------------------------------------------------------------------------------------
                      CUSHMAN & WAKEFIELD (R) VALUATION ADVISORY SERVICES NATIONAL INVESTOR SURVEY -- WINTER 1995
------------------------------------------------------------------------------------------------------------------------------------
                    GOING-IN            TERMINAL              IRR                INCOME             EXPENSE            PROJECTION
                    CAP RATE            CAP RATE                                 GROWTH             GROWTH               PERIOD
------------------------------------------------------------------------------------------------------------------------------------
                 LOW       HIGH      LOW       HIGH      LOW       HIGH      LOW       HIGH      LOW       HIGH           YEARS
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
APARTMENTS
------------------------------------------------------------------------------------------------------------------------------------
                 8.50%     9.00%     9.50%     9.50%    11.00%    11.00%     4.00%     4.00%     4.00%     4.00%           10
                 8.50%     9.00%     9.25%     9.50%    11.50%    12.00%     3.50%     4.00%     3.50%     3.50%           10
                 8.50%     9.25%     9.00%    10.00%    10.50%    12.00%     2.00%     6.00%     4.00%     4.00%           10
                 8.00%     9.00%     8.50%     9.50%     --        --        3.50%     3.50%     3.50%     3.50%           10
                 8.50%     8.50%     9.25%     9.25%    11.25%    11.25%     4.00%     4.00%     4.00%     4.00%           10
                 9.00%     9.25%     9.25%     9.50%    11.20%    11.50%     3.75%     4.25%     4.00%     4.50%           10
                 8.50%     9.50%     9.00%    10.00%    11.00%    12.00%     3.00%     4.00%     3.00%     4.00%           10
                 8.75%     9.25%     9.25%     9.75%     --        --        3.00%     3.00%     3.00%     3.00%           --
                 --        --        9.00%     9.00%     --        --        --        --        --        --              --
                 9.00%     9.00%     9.50%     9.50%    11.50%    11.50%     3.00%     4.00%     3.00%     3.00%           10
                 8.00%     9.00%     9.00%    10.00%    11.00%    12.50%     3.00%     3.00%     3.00%     3.00%           10
                 9.00%     9.25%    10.00%    10.25%    12.00%    12.00%     4.00%     4.00%     4.00%     4.00%           10

Responses          11        11        12        12         9         9        11        11        11        11
Average (%)      8.57%     9.09%     9.21%     9.65%    11.22%    11.75%     3.34%     3.98%     3.55%     3.68%


------------------------------------------------------------------------------------------------------------------------------------
SURVEY OF RECENTLY CLOSED TRANSACTIONS
------------------------------------------------------------------------------------------------------------------------------------
PROPERTY                   NET RENTABLE                 SALES PRICE                    GOING-IN                   INTERNAL
TYPE                           AREA                      PER SQ. FT.             CAPITALIZATION RATE           RATE OF RETURN
                    ----------------------------------------------------------------------------------------------------------------
                    NO. SALES                    NO. SALES                    NO. SALES                   NO. SALES
                     REPORTED AVERAGE  MEDIAN     REPORTED AVERAGE  MEDIAN     REPORTED  AVERAGE  MEDIAN   REPORTED AVERAGE  MEDIAN
                    ----------------------------------------------------------------------------------------------------------------
Offices, Urban          16    498,859  440,929       16    $130.66  $116.76       12      9.68%    9.13%       9     12.42%  12.75%

Offices, Suburban       66    230,760  191,893       66      83.39    78.78       57      9.97    10.00       11      13.2   12.25

Industrial              57    150,787  118,400       57      37.75    37.87       28     10.80    10.61 (Sample Not Large to Report)

Retail
  (Other than Malls)    29    136,429  121,552       29      95.99    91.67       27     10.05    10.00        8     11.59   11.33

Malls                    9    615,102  649,130        9     124.68    96.00        9      9.29     9.53 (Sample Not Large to Report)

                                                                                       GOING-IN
                         NUMBER OF UNITS           SALES PRICE PER UNIT           CAPITALIZATION RATE
                    ----------------------------------------------------------------------------------------------------------------
                    NO. SALES                    NO. SALES                    NO. SALES
                     REPORTED AVERAGE  MEDIAN     REPORTED AVERAGE  MEDIAN     REPORTED  AVERAGE  MEDIAN
                    ----------------------------------------------------------------------------------------------------------------
Apartments              50        201      190       50    $47,975  $46,458       41      9.19%    9.30%

The information tabulated here represents closed transactions and comes from the files of 20 Cushman & Wakefield Valuation Advisory Services offices. The data represents broad-based market trends and may not be relevant to the appraisal of individual properties.


                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------

                                                     QUALIFICATIONS OF APPRAISER
--------------------------------------------------------------------------------
                                                            Craig D. Tilson, MAI

Professional Affiliations

     The Appraisal Institute, Designated Member (MAI Designation No. 11014)

     State of California, Office of Real Estate Appraisers, Certified General Real Estate Appraiser (No. AGO03733)

Real Estate Experience

     Associate Director, Cushman & Wakefield of California, Inc., Valuation Advisory Services, 1991 to present. A full service real estate organization specializing in appraisal and consultation.

     Senior Analyst, Lea Associates, Inc., 1983 to 1991.

     Experience includes the appraisal of office buildings, shopping centers, hotels, industrial facilities, residential income properties, residential condominiums, residential tracts, vacant land, special purpose properties, leasehold/leased fee interests, easements, partial takings including severance damages and special benefits. Valuation techniques employed include discounted cash flow and statistical analyses. Specialty services include portfolio valuations.

Court Testimony

     Qualified as an expert witness before the Los Angeles County Superior Court in matters pertaining to the valuation of real estate.

Education

     Master of Business Administration (Finance/Urban Land Economics), 1988 University of Southern California

     Bachelor of Arts, 1983
     University of California, Los Angeles

     Appraisal Institute Courses:

     Real Estate Appraisal Principles
     Basic Valuation Procedures
     Capitalization Theory and Techniques, Parts A and B
     Case Studies in Real Estate Valuation
     Valuation Analysis and Report Writing
     Standards of Professional Practice, Parts A and B


                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     ---------------------------
                                                     VALUATION ADVISORY SERVICES
                                                     ---------------------------